SUPPLEMENT DATED AUGUST 22, 2003 TO THE PROSPECTUS DATED MAY 1, 2003

                                of

                         CARILLON ACCOUNT

The prospectus for Carillon Account dated May 1, 2003 (the
"Prospectus") is amended by including as a part thereof the following information regarding the VA II Contracts described therein:

Effective August 22, 2003, the VA II Contract will no longer be available for sale, except for IRA rollovers by individuals who are terminating their participation in retirement plans using Union Central's ESP group annuity contract, Form Number 634342 or 64347.

Home Office:
1876 Waycross Road
Cincinnati, Ohio 45240
Telephone: 1-800-319-6902

                         PROSPECTUS
          Flexible Premium Deferred Variable Annuity

                      CARILLON ACCOUNT
                             of
           THE UNION CENTRAL LIFE INSURANCE COMPANY

This prospectus describes an annuity contract ("the Contract") offered by The Union Central Life Insurance Company ("we" or "us" or "Union Central"). The Contract is a flexible premium, combination fixed and variable annuity contract. The Contract is designed for use in connection with all types of retirement plans.

Your Contract's premiums may be allocated in whole or in part:

o to our general account, and accumulate on a guaranteed, fixed basis, or

o to the Carillon Account, one of our variable annuity separate accounts where accumulation values are not guaranteed and vary with the performance of one or more underlying mutual funds.

Carillon Account is divided into thirty-one "Subaccounts," each of which invests in shares of a single investment portfolio ("Portfolio") of an underlying mutual fund ("Fund"). We will provide you with a prospectus for each Portfolio with this Prospectus. The available Portfolios consist of:

o  two Portfolios of AIM Variable Insurance Funds ("AIM Fund"),
o  two Portfolios of The Alger American Fund ("Alger American
   Fund"),
o two Portfolios of American Century Variable Portfolios, Inc. ("American Century Fund"),
o one Portfolio of Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton Fund")
o  five Portfolios of MFS Variable Insurance Trust ("MFS Fund"),
o one Portfolio of Neuberger Berman Advisers Management Trust ("Neuberger Berman Fund"),
o  two Portfolios of Oppenheimer Variable Account Funds
   ("Oppenheimer Fund"),
o  three Portfolios of Scudder Variable Series I ("Scudder
   Fund"),
o  two Portfolios of Seligman Portfolios, Inc. ("Seligman
   Fund"),
o nine Portfolios of Summit Mutual Funds, Inc. Pinnacle Series ("Summit Fund"), and
o  two portfolios of The Universal Institutional Funds, Inc.
   ("UIF Fund").

Premiums that you allocate to Carillon Account will vary with the investment performance of the Portfolio(s) you select.
Similarly, the amount of any variable annuity benefit payments will vary with the investment performance of the Portfolio(s) you select. This Prospectus generally describes only the variable portion of the Contract.

Additional information about Carillon Account and the variable portion of the Contracts has been filed with the Securities and Exchange Commission ("SEC") in the form of a Statement of Additional Information ("SAI"). The SAI is dated May 1, 2003, and is incorporated herein by reference. You may obtain the SAI without charge by writing us at the address given above or by calling the listed telephone number.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE CONTRACTS.  NEITHER
THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS
TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

      Please Read This Prospectus Carefully and Retain It for
                      Future Reference.

           The date of this prospectus is May 1, 2003.

                       TABLE OF CONTENTS

DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . 3
SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . 5
 The Contract and the Investment Options. . . . . . . . . 5
 Premiums . . . . . . . . . . . . . . . . . . . . . . . . 6
 Surrenders . . . . . . . . . . . . . . . . . . . . . . . 6
 Transfers. . . . . . . . . . . . . . . . . . . . . . . . 6
 Annuity Benefit Payments . . . . . . . . . . . . . . . . 6
 Charges. . . . . . . . . . . . . . . . . . . . . . . . . 6
SUMMARY OF SEPARATE ACCOUNT EXPENSES. . . . . . . . . . . 7
THE UNION CENTRAL LIFE INSURANCE COMPANY
AND CARILLON ACCOUNT. . . . . . . . . . . . . . . . . . . 9
 The Union Central Life Insurance Company . . . . . . . . 9
 Carillon Account . . . . . . . . . . . . . . . . . . . . 9
 The Funds. . . . . . . . . . . . . . . . . . . . . . . .10
 Additions, Deletions or Substitutions of Investments . .13
THE CONTRACT . . .. . . . . . . . . . . . . . . . . . . .14
 Purchasing a Contract. . . . . . . . . . . . . . . . . .14
 Premiums . . . . . . . . . . . . . . . . . . . . . . . .14
 Crediting of Accumulation Units. . . . . . . . . . . . .14
 Value of Accumulation Units. . . . . . . . . . . . . . .15
 Self-Service Access to Information and Services. . . . .15
 Transfers. . . . . . . . . . . . . . . . . . . . . . . .16
 Special Transfers - Dollar Cost Averaging. . . . . . . .17
 Portfolio Rebalancing Plan . . . . . . . . . . . . . . .18
 Interest Sweep Plan. . . . . . . . . . . . . . . . . . .18
 Surrenders . . . . . . . . . . . . . . . . . . . . . . .18
 Personal Income Plan . . . . . . . . . . . . . . . . . .19
CHARGES AND OTHER DEDUCTIONS. . . . . . . . . . . . . . .20
 Administration Fees. . . . . . . . . . . . . . . . . . .20
 Mortality and Expense risk Charge. . . . . . . . . . . .20
 Surrender Charge (Contingent Deferred Sales
   Charge) for VA I Contracts . . . . . . . . . . . . . .21
   Terminal Illness/Confinement . . . . . . . . . . . . .21
   Other Waivers or Reductions of Surrender Charge. . . .22
 Premium Taxes. . . . . . . . . . . . . . . . . . . . . .22
 Fund Expenses. . . . . . . . . . . . . . . . . . . . . .23
BENEFITS UNDER THE CONTRACT . . . . . . . . . . . . . . .23
 Death Benefits . . . . . . . . . . . . . . . . . . . . .23
 Annuity Benefit Payments . . . . . . . . . . . . . . . .24
THE GUARANTEED ACCOUNT. . . . . . . . . . . . . . . . . .25
 General Description. . . . . . . . . . . . . . . . . . .26
 Guaranteed Account Accumulations . . . . . . . . . . . .26
 Fixed Annuity Benefit Payments . . . . . . . . . . . . .26
 Surrenders . . . . . . . . . . . . . . . . . . . . . . .27
 Transfers. . . . . . . . . . . . . . . . . . . . . . . .27
GENERAL MATTERS . . . . . . . . . . . . . . . . . . . . .27
 Designation of Beneficiary . . . . . . . . . . . . . . .27
 10-Day Right to Examine Contract . . . . . . . . . . . .27
 Contract Owner's Inquiry . . . . . . . . . . . . . . . .27
 Contract Owner's Reports . . . . . . . . . . . . . . . .27
FEDERAL TAX MATTERS . . . . . . . . . . . . . . . . . . .28
 Introduction . . . . . . . . . . . . . . . . . . . . . .28
 Tax Status of Contracts. . . . . . . . . . . . . . . . .28
 Qualified Plan . . . . . . . . . . . . . . . . . . . . .29
TEXAS OPTIONAL RETIREMENT PROGRAM RESTRICTIONS. . . . . .30
DISTRIBUTION OF THE CONTRACTS . . . . . . . . . . . . . .30
VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . .31
PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . .31
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . .31
APPENDIX A (Accumulation Unit Values) . . . . . . . . . .32
APPENDIX B - IRA DISCLOSURE STATEMENT . . . . . . . . . .36
 Part I. Traditional IRA and SEP-IRA. . . . . . . . . . .36
 Part II. SIMPLE-IRA. . . . . . . . . . . . . . . . . . .41
 Part III. Roth IRA . . . . . . . . . . . . . . . . . . .42
APPENDIX C - DISCLAIMERS. . . . . . . . . . . . . . . . .44
APPENDIX D. . . . . . . . . . . . . . . . . . . . . . . .46


    STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

DISTRIBUTION OF CONTRACTS . . . . . . . . . . . . . . . .B-2
DETERMINATION OF ANNUITY PAYMENTS . . . . . . . . . . . .B-2
PERFORMANCE DATA ADVERTISING. . . . . . . . . . . . . . .B-3
FEDERAL TAX MATTERS . . . . . . . . . . . . . . . . . . .B-8
MISCELLANEOUS CONTRACT PROVISIONS . . . . . . . . . . . .B-10
CUSTODY OF CARILLON ACCOUNT'S ASSETS. . . . . . . . . . .B-11
EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . .B-11
FINANCIAL STATEMENTS OF CARILLON ACCOUNT
    AND OF UNION CENTRAL. . . . . . . . . . . (following B-11)

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                          DEFINITIONS

accumulation unit-A unit of measure used to calculate the value of your Variable Account during the Pay-in Period.

accumulation value-The sum of the values of your Contract's
Guaranteed Account and Variable Account.

Annuitant-A person whose life determines the duration of annuity benefit payments involving life contingencies.

annuity unit-A unit of measure used to calculate variable annuity benefit payments (during the Pay-out Period).

Beneficiary-The person you designate to receive the Contract's death benefit.

Carillon Account-One of our variable annuity separate accounts.
Carillon Account currently is divided into thirty-one
Subaccounts, each of which invests exclusively in one Portfolio of a Fund.

Cash Surrender Value - Your Contract's accumulation value at the end of the valuation period during which we receive a request for total or partial surrender, minus any applicable surrender charges, any applicable annual administration fee and premium taxes not previously deducted.

Contract Date-The date we issue your Contract.

Contract Owner ("You")- the person designated as the owner in the
Contract or as subsequently changed.   If a Contract has been
absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not a Contract Owner.

Contract Year-A period of 12 consecutive months beginning on the Contract Date or any anniversary thereof.

Due Proof of Death-One of the following:

o  A certified copy of a death certificate;
o A certified copy of a decree of a court of competent jurisdiction as to the finding of death;
o A written statement by a medical doctor who attended the deceased; or
o  Any other proof satisfactory to us.

fixed annuity benefit payments-Annuity benefit payments that are fixed in amount throughout the Pay-out Period.

The Funds-Mutual funds, one or more investment portfolios of which are purchased by Carillon Account. Currently the eleven Funds are: AIM Fund, Alger American Fund, American Century Fund, Franklin Templeton Fund, MFS Fund, Neuberger Berman Fund, Oppenheimer Fund, Scudder Fund, Seligman Fund, Summit Fund, and UIF Fund.

Guaranteed Account-The portion (if any) of your Contract's accumulation value that is held in our general account and accumulates at a guaranteed rate of at least 3%.

Investment Options-The Guaranteed Account and the thirty-one
Subaccounts of Carillon Account.

Maturity Date-The date on which the Pay-out Period commences
(i.e., when you stop making premium payments to us and we start making annuity benefit payments to you).

Nonqualified Contracts-Contracts that do not qualify for special federal income tax treatment.

Pay-in Period-The period during which you may make payments to us and accumulate Contract values on a fixed or variable basis (referred to in the Contract as the "Accumulation Period"). The Pay-in Period commences on the Contract Date and lasts until the Maturity Date.

Pay-out Period-The period after the Maturity Date during which we make annuity benefit payments to you (referred to in the Contract as the "Annuity Period").

Portfolio-A separate investment portfolio of one of the Funds.

Qualified Contracts-Contracts issued in connection with plans that qualify for special federal income tax treatment.

Subaccount-A part of Carillon Account. Each Subaccount invests exclusively in shares of a different Portfolio.

VA I Contract-A Contract available for purchase with a minimum of $25 for a Qualified Contract ($50 for a Nonqualified Contract), subject to surrender charges, the $30 annual administrative charge (waived for Contracts worth more than $25,000), a 1.00% mortality and expense charge, a limit on annual transfers out of the Guaranteed Account, and a higher current rate of interest paid on the Guaranteed Account than a VA II Contract.

VA II Contract-A Contract available at an initial premium level of at least $25,000, subject to a 1.20% mortality and expense charge, and a lower current rate of interest paid on the Guaranteed Account than a VA II Contract, but not subject to surrender charges, the $30 annual administrative charge, or a limit on annual transfers out of the Guaranteed Account.

Variable Account-The portion of your Contract's accumulation value that is invested in one or more Subaccounts of Carillon Account. Your Variable Account is divided into one or more subdivisions, one for each Subaccount to which you have allocated your accumulation value.

variable annuity benefit payments-Annuity benefit payments that vary in amount in relation to the investment performance of the Subaccount(s) you select during the Pay-Out Period.

                         SUMMARY

The Contract and the Investment Options

The Contract is designed and offered to aid in the accumulation of funds on a tax-deferred basis for retirement in connection with a broad range of retirement plans, including:

  o plans established by persons entitled to the benefits of the Self-Employed Individuals Tax Retirement Act of 1962, as amended ("H.R. 10 plans");
  o qualified employee pension and profit-sharing trusts or plans described in Section 401(a) and tax-exempt under
    Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code");
  o qualified annuity plans described in Section 403(a) of the Code;
  o annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Code;
  o Individual Retirement Annuities purchased by or on behalf of individuals pursuant to Sections 408 (traditional and Simple IRAs) and 408A (Roth IRA) of the Code;
  o government deferred compensation plans pursuant to
    Section 457 of the Code;
  o other qualified plans; and
  o nonqualified plans.

Qualified plans provide special tax treatment to participating employees and self-employed individuals and their beneficiaries. While the Contract provides many benefits when used with a qualified plan, you should know that the Contract provides no additional benefit with regard to tax deferral.

You may allocate your Contract's accumulation value among the Contract's 32 Investment Options, which consist of the Guaranteed
Account and the 31 Subaccounts of Carillon Account.  Each
Subaccount of Carillon Account invests in one of the following
Portfolios:

o  AIM V.I. Capital Appreciation Fund, Series I
o  AIM V.I. Growth Fund, Series I
o  Alger American Leveraged AllCap Portfolio, Class O
o  Alger American MidCap Growth Portfolio, Class O
o  American Century VP Income & Growth Portfolio
o  American Century VP Value Portfolio
o  FTVIPT Templeton Foreign Securities Fund, Class 2
o  MFS VIT Emerging Growth Series
o  MFS VIT High Income Series
o  MFS VIT Investors Trust Series
o  MFS VIT New Discovery Series
o  MFS VIT Total Return Series
o  Neuberger Berman AMT Guardian Portfolio
o  Oppenheimer Global Securities Fund/VA
o Oppenheimer Main Street(R) Fund/VA (formerly Oppenheimer Main Street Growth & Income Fund/VA)
o  Scudder VS I Capital Growth Portfolio (Class A)
o  Scudder VS I International Portfolio (Class A)
o  Scudder VS I Money Market Portfolio
o  Seligman Communications and Information Portfolio (Class 2)
o  Seligman Small-Cap Value Portfolio (Class 2)
o  Summit Pinnacle Balanced Index Portfolio
o  Summit Pinnacle Bond Portfolio
o  Summit Pinnacle EAFE International Index Portfolio
o  Summit Pinnacle Lehman Aggregate Bond Index Portfolio
o  Summit Pinnacle Nasdaq-100 Index Portfolio
o  Summit Pinnacle Russell 2000 Small Cap Index Portfolio
o  Summit Pinnacle S&P MidCap 400 Index Portfolio
o  Summit Pinnacle S&P 500 Index Portfolio
o  Summit Pinnacle Zenith Portfolio
o The Universal Institutional Funds, Inc. Core Plus Fixed Income Portfolio, Class I
o  The Universal Institutional Funds, Inc. U.S. Real Estate
   Portfolio, Class I

Your Contract's accumulation value will vary according to the investment experience of the Portfolio(s) you select. Similarly, the dollar amount of variable annuity benefit payments will vary according to the investment experience of the Portfolio(s) selected. You bear the entire investment risk for all amounts you allocate to any of the 31 variable Investment Options. Allocations to the Guaranteed Account accumulate at a guaranteed rate of at least 3% on an annual basis.

Premiums

Each premium payment must be at least $25 for Qualified Contracts and $50 for Nonqualified Contracts. The initial premium for a VA II Contract is $25,000. You may pay premiums at any time and in any amount, subject to the $25/$50 minimum and a maximum (which we may waive) of $10,000 per Contract Year. However, if you own a VA I Contract and pay no premiums for two consecutive Contract Years (three in New York), then under certain circumstances we may pay you your Contract's accumulation value (minus the administration fee and surrender charge, if applicable) and cancel your Contract.

Surrenders

You may totally or partially surrender your Contract and be paid all or part of its accumulation value at any time during the Pay-in Period (unless your Contract was issued in connection with a plan adopted pursuant to Section 403(b) of the Code -- see page
48). Certain surrenders of a VA I Contract may be subject to a surrender charge and a penalty tax may be imposed. In addition, you may return your Contract for a refund within 10 days after receiving it, or longer where required by state law.

Transfers

During the Pay-in Period, you may transfer your accumulation values among the subdivisions of your Variable Account or between those subdivisions and your Guaranteed Account, as frequently as desired. Transfers generally must be at least $300. Up to six transfers may be made each Contract Year without charge.
However, a transaction charge (currently $10) is imposed for each transfer in excess of that number. During the Pay-in Period, if you own a VA II Contract, you may transfer the entire amount of the value of your Guaranteed Account at any time; however, if you own a VA I Contract, you may only transfer up to the greater of 20% of the value of your Guaranteed Account (as of the first day of the Contract Year), or $1,000 to one or more subdivisions of your Variable Account each Contract Year.

During the Pay-out Period, you may, once each year, change the Investment Options upon which the amount of your variable annuity benefit payments are calculated by requesting that we transfer annuity reserves among the Portfolios.

Annuity Benefit Payments

You can choose among a variety of types of fixed and variable annuity benefit payments to be made during the Pay-out Period.

If the Annuitant dies before the Maturity Date and the Contract Owner is still living, the Contract Owner will be treated as the Annuitant. If the Contract Owner dies before the Maturity Date, then we will pay the Beneficiary a death benefit equal to the greater of:

  o the Contract's accumulation value, or
  o the sum of all premiums paid less any amounts deducted in connection with partial surrenders.

Charges

No sales charge is deducted from your premiums. However, we will deduct a surrender charge upon certain early surrenders or withdrawals of a VA I Contract. This surrender charge depends on how long your VA I Contract has been in force. During the first two Contract Years the surrender charge is 7% of the amount surrendered. This charge is reduced by 1% on each subsequent Contract anniversary until the eighth anniversary, when it becomes zero. Notwithstanding the charges described above, partial surrenders totaling not more than 10% of your VA I Contract's accumulation value (as of the date of the first partial surrender in the Contract Year) may be made each Contract Year without the imposition of the surrender charge. Also, where permitted by state law, the surrender charge will be waived in the event of the Contract Owner's hospital confinement or terminal illness as defined in the Contract. The total surrender charge assessed over the life of the Contract will not exceed 9% of premiums paid. There are no surrender charges for a VA II Contract.

We deduct an administration fee of $30 per year from your VA I Contract's accumulation value during the Pay-in Period. We will waive the annual administration fee for any year in which the accumulation value of your Contract is $25,000 or more on the last day of that Contract Year. We also reserve the right to waive this fee for Contracts sold to select classes of employer-sponsored retirement plans. There is no administration fee for a VA II Contract. We also deduct a daily administrative charge at the rate of 0.25% of net assets per year during both the Pay-in and Pay-out Periods.

As compensation for our assumption of mortality and expense risks, we deduct a charge from Carillon Account that is currently 1.00% of net assets per year for VA I Contracts and 1.20% of net assets per year for VA II Contracts, and will never exceed 2.00% per year. In accordance with state laws, premium taxes will be deducted from some Contracts.

The Funds in which Carillon Account invests pay an investment advisory fee and other expenses which are described in the Fund prospectuses.

            SUMMARY OF SEPARATE ACCOUNT EXPENSES

The following charts and tables describe the fees and expenses that you will pay when buying, owning, and surrendering your Contract.

1. CONTRACT OWNER TRANSACTION EXPENSES (the fees and expenses that you will pay at the time that you buy your Contract, surrender your Contract, or transfer among investment options.
State premium taxes may also be deducted.)

o SALES LOAD IMPOSED ON PURCHASES
  (as a percentage of purchase payments). . . . . . . . None

o SURRENDER CHARGE (Contingent Deferred Sales Charge)
  (as a percentage of amount  surrendered)

VARIABLE ANNUITY I (VA I)

Contract Year of surrender  1   2   3   4   5   6   7   8  Thereafter
Applicable Charge (1)       7%  7%  6%  5%  4%  3%  2%  1%      0%

VARIABLE ANNUITY II (VA II)

Surrender Charge (Contingent Deferred Sales Charge)......None

o MAXIMUM TRANSFER FEE FOR BOTH VA I AND VA II . . . $100(2)


2. PERIODIC EXPENSES (the fees and expenses that you will pay periodically while you own your Contract, not including portfolio fees and expenses)

o ANNUAL ADMINISTRATION FEE

  VA I . . . . .$30(3)
  VA II. . . . .None

o SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

  o MAXIMUM MORTALITY AND EXPENSE RISK CHARGE . . . . 2.00%(4)
  o ADMINISTRATION FEE. . . . . . . . . . . . . . . .  .25%
  o MAXIMUM TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES. . 2.25%(5)

3. UNDERLYING FUND EXPENSES (the minimum and maximum total operating expenses charged by the Funds, including management fees, 12b-1 fees, and other expenses, that you may pay periodically during the time that you own your Contract. More detail concerning each Fund's fees and expenses is contained in each Fund's prospectus.)

o TOTAL ANNUAL FUND OPERATING EXPENSES
        Minimum             Maximum
         0.43%              1.37%

____________
(1) Partial surrenders totaling up to 10% of a Contract's accumulation value may be made each Contract Year without the surrender charge being assessed.
(2) During the Pay-in Period, up to six transfers may be made each Contract Year without charge. The current charge for transfers is $10. We would only charge the maximum charge of $100 if you transfer at least $100,000, or the entire variable account value of your Contract, if less, out of and into the same portfolio within 30 days, a practice commonly known as "day trading".
(3) Waived for any year in which the VA I Contract's accumulation value is $25,000 or more on the last day of the Contract Year. This charge applies only during the Pay-In Period.
(4) The current charge for a VA I Contract is 1.00% and the current charge for a VA II Contract is 1.20%.
(5) The current total charge for a VA I Contract is 1.25%; the current total charge for a VA II Contract is 1.45%.




4. The Examples that follow are intended to help you compare the cost of investing in the VA I or VA II Contract with the cost of investing in other variable annuity contracts. These costs include maximum contract owner transaction expenses, contract fees, and separate account annual expenses. Each Example assumes that you invest $10,000 in your Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes, in the first table, the maximum fees and expenses of any of the Funds, and, in the second table, the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

a) If you surrender your VA I Contract at the end of the applicable time period:

   MAXIMUM:
            1 year   3 years   5 years   10 years
            $108.89  $177.71   $237.32    $401.67
   MINIMUM:
            1 year   3 years   5 years   10 years
            $99.93   $151.08   $192.87    $313.45

b) If you annuitize your VA I Contract at the end of the applicable time period:

   MAXIMUM:
            1 year   3 years   5 years   10 years
            $38.05   $115.53   $194.87    $401.67
   MINIMUM:
            1 year   3 years   5 years   10 years
            $28.43   $87.11    $148.37    $313.45

c) If you do not surrender your VA I Contract:

   MAXIMUM:
            1 year   3 years   5 years   10 years
            $38.05   $115.53   $194.87    $401.67
   MINIMUM:
            1 year   3 years   5 years   10 years
            $28.43   $87.11    $148.37    $313.45

d) If you surrender, annuitize or do not surrender your VA II
Contract at the end of the applicable time period:

   MAXIMUM:
            1 year   3 years   5 years   10 years
            $37.11   $112.76   $190.37    $393.34
   MINIMUM:

            1 year   3 years   5 years   10 years
            $27.47   $84.28    $143.68    $304.29

(all scenarios are the same for VA II because the contract has no surrender charges)

# In the VA I examples above, the $30 annual administration fee has been reflected in the calculation of annual expenses by converting the fee to a percent of average net assets attributable to the Contracts, adding it to the current Total Separate Account Annual Expenses and the Fund Annual Expenses shown in the Fund's prospectus and multiplying the resulting percentage figure by the average annual assets of the hypothetical account. The fee has been converted to a percent by dividing the total amount of the fee collected during 2002 by the total average net assets attributable to the Contracts. Net assets attributable to the Contracts include amounts allocated to both Carillon Account and the Guaranteed Account except for such amounts as are held as reserves for annuity benefit payments.


THE UNION CENTRAL LIFE INSURANCE COMPANY AND CARILLON ACCOUNT

The Union Central Life Insurance Company

(The following appears in a box to the left of the next paragraph.)
We are a mutual
insurance company.

We are a mutual insurance company, organized in 1867 under the laws of Ohio. We are primarily engaged in the sale of life and disability insurance and annuities and are currently licensed to operate in all states and the District of Columbia. The VA I and VA II Contracts are available in all states, subject to certain state variations.


Carillon Account

(The following appears in a box to the left of the next paragraph.)
Carillon Account is one
of our separate accounts.

Carillon Account is one of our separate accounts. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean that the SEC supervises the management or investment practices or policies of Carillon Account. Our Board of Directors established Carillon Account on February 6, 1984.

(The following appears in a box to the left of the next paragraph.)
Each Subaccount of Carillon
Account invests in a
different Fund Portfolio.

Although the assets of Carillon Account belong to us, those assets are held separately from our other assets, and are not chargeable with our liabilities incurred in any other business operations (except to the extent that assets in Carillon Account exceed our liabilities under the variable portion of the Contracts). Accordingly, the income, capital gains, and capital losses incurred on the assets of Carillon Account are credited to or charged against the assets of Carillon Account, without regard to the income, capital gains or capital losses arising out of any other business we may conduct. Therefore, the investment performance of Carillon Account is entirely independent of both the investment performance of our general assets and the performance of any other of our separate accounts.

Carillon Account has been divided into thirty-one Subaccounts, each of which invests in a different Portfolio of the Funds. We may add additional Subaccounts at our discretion.

The Funds

The Funds are mutual funds registered with the SEC. Such registration does not mean that the SEC supervises the management or investment practices or policies of the Funds. The Funds and their investment advisers are:

Fund                       Investment Adviser
----                       ------------------
AIM Fund                   A I M Advisors, Inc.
Alger American Fund        Fred Alger Management, Inc.
American Century Fund      American Century Investment
Management, Inc.
Franklin Templeton Fund    Templeton Investment Counsel, LLC
MFS Fund                   Massachusetts Financial Services
Company
Neuberger Berman Fund      Neuberger Berman Management, Inc.
Oppenheimer Fund           OppenheimerFunds, Inc.
Scudder Fund               Deutsche Investment Management
Americas Inc.
Seligman Fund              J. & W. Seligman & Co. Incorporated
Summit Fund                Summit Investment Partners, Inc.
UIF Fund                   Morgan Stanley Investment Management
                           Inc., (doing business in this instance
                           as Van Kampen)

Carillon Account invests in the:


(The following appears in a box to the left of the next paragraph.)
Thirty-one Portfolios
currently are available.

o  AIM V.I. Capital Appreciation Fund, Series I and
   AIM V.I.. Growth Fund, Series I, of AIM Fund;
o  Leveraged AllCap Portfolio, Class O and MidCap
   Growth Portfolio, Class O, of Alger American Fund;
o  VP Income & Growth and Value Portfolios of American
   Century Fund;
o FTVIPT Templeton Foreign Securities Class 2 Portfolio of Franklin Templeton Fund;
o  VIT Emerging Growth, High Income, Investors Trust,
   New Discovery and Total Return Series of MFS Fund;
o  AMT Guardian Portfolio of Neuberger Berman Fund;
o Global Securities Fund/VA and Main Street Fund/VA of Oppenheimer Fund (formerly Main Street Growth & Income Fund/VA);
o Capital Growth and International Portfolios (Class A), and Money Market Portfolio, of Scudder Fund;
o Communications and Information Portfolio (Class 2) and Small-Cap Value Portfolio (Class 2) of Seligman Fund; and
o Balanced Index, Bond, EAFE International Index, Lehman Aggregate Bond Index, Nasdaq-100 Index, Russell 2000 Small Cap Index, S&P MidCap 400 Index, S&P 500 Index, and Zenith Portfolios of Summit Fund;
o Core Plus Fixed Income Portfolio, Class I and U. S. Real Estate Portfolio, Class I of UIF Fund.

Each Fund has one or more additional Portfolios that are not available through the Contract. The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The AIM V.I. Capital Appreciation Fund, Series I seeks growth of capital through investment in common stocks the portfolio managers believe are likely to benefit from new or innovative products, services, or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

The AIM V.I. Growth Fund, Series I seeks growth of capital by investing principally in seasoned and better-capitalized companies considered to have strong earnings momentum.

The Alger American Leveraged All Cap Portfolio, Class O seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The Alger American MidCap Growth Portfolio, Class O seeks long-term capital appreciation by focusing on midsized companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index.

The American Century VP Income & Growth Fund seeks capital appreciation by investing in common stocks. Income is a secondary objective. The Portfolio selects its investments primarily from the largest 1,500 publicly traded U.S. companies.

The American Century VP Value Fund seeks long-term capital growth, with income being a secondary objective. The Portfolio invests primarily in stocks of well-established companies that the portfolio managers believe are undervalued at the time of purchase.

The FTVIPT Templeton Foreign Securities Fund (Class 2) seeks long-term capital growth.

The MFS VIT Emerging Growth Series seeks to provide long-term growth of capital. The Series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

The MFS VIT High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Portfolio may invest up to 100% of its assets in lower-rated bonds commonly known as junk bonds. BEFORE ALLOCATING ANY PORTION OF NET PREMIUMS TO THE SUBDIVISION CORRESPONDING TO THIS PORTFOLIO, OWNERS SHOULD READ THE RISK DISCLOSURE IN THE ACCOMPANYING PROSPECTUS FOR THE MFS HIGH INCOME SERIES.

The MFS VIT Investors Trust Series seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The Series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities and seeks to generate 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

The MFS VIT New Discovery Series seeks capital appreciation by, under normal market conditions, investing at least 65% of its net assets in equity securities of emerging growth companies. Its focus is on small emerging growth companies.

The MFS VIT Total Return Series seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The series is a "balanced fund" and invests in a combination of equity and fixed income securities.

The Neuberger Berman AMT Guardian Portfolio seeks long-term growth of capital; current income is a secondary goal. The
Portfolio invests mainly in common stocks of medium sized and large companies.

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in common stocks of U.S. and foreign companies.

The Oppenheimer Main Street Fund/VA (formerly Oppenheimer Main Street Growth & Income Fund/VA) seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

The Scudder VS I Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests principally in common stocks of established U.S. companies with large market capitalization.

The Scudder VS I International Portfolio Class A seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity investments.

The Scudder VS I Money Market Portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities. Money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that this Portfolio will maintain a stable net asset value per share.

The Seligman Communications and Information Portfolio (Class 2) seeks capital gain by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries.

The Seligman Small-Cap Value Portfolio (Class 2) seeks long-term capital appreciation by generally investing at least 80% of its net assets in the common stocks of companies with small market capitalization (up to $2 billion) at the time of purchase by the Portfolio, and believed by their investment manager to be undervalued either historically, by the market, or by their peers.

The Summit Pinnacle Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

The Summit Pinnacle Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income investment-grade corporate bonds.

The Summit Pinnacle EAFE International Index Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index. The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

The Summit Pinnacle Lehman Aggregate Bond Index Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman
Brothers Aggregate Bond Index.

The Summit Pinnacle Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The Portfolio invests primarily in stocks of companies listed in the Nasdaq-100 Index, as well as futures contracts relating to those stocks.

The Summit Pinnacle Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.
 The Portfolio invests primarily in stocks of companies listed in the Russell 2000 Index, as well as futures contracts relating to those stocks.

The Summit Pinnacle S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P
MidCap 400 Index.

The Summit Pinnacle S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S.
common stocks, as represented by the Standard & Poor's 500
Composite Stock Index.

The Summit Pinnacle Zenith Portfolio seeks long-term appreciation of capital by investing in common stocks and other equity securities with values that are not fully recognized by the market.

The Universal Institutional Funds, Inc. Core Plus Fixed Income
Portfolio, Class I seeks above average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

The Universal Institutional Funds, Inc. U. S. Real Estate Portfolio, Class I seeks above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.


(The following appears in a box to the left of the next paragraph.)
Portfolio performance
is NOT guaranteed.

THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED
OBJECTIVE.   Additional information about the investment
objectives and policies of the Portfolios can be found in the current Fund prospectuses which are attached to this prospectus. You should read the Fund prospectuses carefully before making any decision about the allocation of your premiums to a particular Subaccount of Carillon Account.

Additions, Deletions or Substitutions of Investments

(The following appears in a box to the left of the next paragraph.)
We may add, delete or
modify the Portfolios
available under the Contract.

We retain the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Portfolio shares purchased by any Subaccount of Carillon Account. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio, or of another open-end, registered investment company, if the shares of the Portfolio are no longer available for investment, or if in our judgment investment in any Portfolio would become inappropriate. To the extent required by applicable law, substitutions of shares attributable to your interest in a Subaccount will not be made until you have been notified of the change, and until the SEC has approved the change. In the case of such a substitution, affected Contract Owners will have the right, within 30 days after notification, to surrender the Contract without the imposition of any withdrawal charge. Nothing contained in this Prospectus shall prevent Carillon Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract Owners.

We may also establish additional Subaccounts of Carillon Account. Each additional Subaccount would purchase shares in a new Portfolio or in another Fund. New Subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Contract Owners, if at all, only on a basis we determine. We may also eliminate one or more Subaccounts if we believe that marketing, tax or investment conditions so warrant.

In the event of any such substitution or change, we may, by appropriate endorsement, make corresponding changes in the Contracts. If we deem it to be in the best interests of persons having voting rights under the Contracts, Carillon Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with one or more other separate accounts.

                        THE CONTRACT

Purchasing a Contract

(The following appears in a box to the left of the next paragraph.)
Minimum premium payments,
after the initial premium,
are $25 for Qualified
Contracts and $50 for
Nonqualified Contracts.

You can purchase a VA I Contract by completing an application and having it and a premium of at least $25 for Qualified Contracts or $50 for Nonqualified Contracts sent to us by one of our registered representatives; a VA II Contract requires an initial premium of $25,000. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject any application. If we cannot credit an initial premium to the Contract within five business days of our receipt of it, then we will return the premium immediately unless the applicant consents to our holding the premium for a longer period. We will credit initial premiums accompanied by completed applications to the Contract not later than two business days following receipt. Premiums

(The following appears in a box to the left of the next paragraph.)
Subsequent premiums may
be made at any time.

After the first premium has been paid and accepted, you have flexibility (within the limits of your retirement plan, if any) in determining the size and frequency of subsequent premiums. Premiums may be paid at any time and in any amount, subject only to the $25/$50 minimum and to a maximum of $10,000 per Contract Year. We may waive the maximum but a waiver in one instance does not constitute a waiver for any additional premiums.

If you own a VA I Contract and pay no premiums for two consecutive Contract Years (three if you live in New York), we may cancel your Contract and return its accumulation value (minus the administration fee and surrender charge, if applicable) but only if:

(The following appears in a box to the left of the next paragraph.)
If you own a VA I Contract
and stop making premium
payments and have a small
accumulation value, we may
terminate your Contract.

    o the accumulation value is less than $2,000 at the end of the two-year period
      (three in New York);

    o the total premium paid, less any partial surrenders, is less than $2,000; and

    o we have given you at least 30 days notice to pay an additional premium to prevent cancellation.

Your premiums will be allocated among the thirty-two Investment Options in accordance with the instructions specified in your application for the Contract or as you may subsequently change them. You may allocate any portion of your premiums (subject to a $10 minimum) to any of the Investment Options. You may change your payment allocation instructions at any time, without charge, by providing us new instructions in a form acceptable to us.


Crediting of Accumulation Units

(The following appears in a box to the left of the next paragraph.)
Accumulation units are
used to measure the value
of your Variable Account
subdivisions.

We credit premiums that you allocate to your Variable Account to your Contract in the form of Accumulation Units. The number of Accumulation Units credited to your Contract is determined by dividing the amount you allocate to each subdivision of the Variable Account by the Accumulation Unit value for the corresponding Subaccount of Carillon Account for the Valuation Period during which your premium is received. (In the case of the initial premium, units are credited when the application is accepted.) The value of the Accumulation Units will vary in accordance with investment experience and expenses of the Portfolio in which the Subaccount invests.

During the Pay-in Period, your Contract's accumulation value equals the sum of the Variable Account and the Guaranteed Account credited to your Contract. The Variable Account is the sum of the value of all subdivisions of the Variable Account. The value in a subdivision equals the number of Accumulation Units credited to that subdivision times the value of the Accumulation Units for the corresponding Subaccount. For the value of the Guaranteed Account, see page 41.

Value of Accumulation Units

(The following appears in a box to the left of the next paragraph.)
The values of accumulation
units vary with the
performance of corresponding
Portfolios. The values of
accumulation units are
computed at the close of
business on each "valuation date."

The value of Accumulation Units is expected to change every valuation period, and will depend upon the investment performance and expenses of the Portfolio in which each Subaccount invests. The Accumulation Units in each Subaccount are valued separately.

A valuation period is the period between successive valuation dates, commencing at the close of business of each valuation date and ending at the close of business of the next succeeding valuation date. A valuation date is each day, Monday through Friday, when there are purchases or redemptions of Fund shares, except:

    o when the New York Stock Exchange is closed
      (currently, New Year's Day, Martin Luther King, Jr.
      Day, Presidents' Day, Good Friday, Memorial Day,
      Independence Day (observed), Labor Day, Thanksgiving
      Day, and Christmas Eve); and

    o any day on which changes in the value of the portfolio securities of a Portfolio will not materially affect the current net asset value of the shares of that Portfolio.

The value of each Accumulation Unit was initially set at $10. Thereafter, the value of an Accumulation Unit for any valuation period equals the value of such a unit as of the immediately preceding valuation period, multiplied by the "Net Investment Factor" for the current valuation period.

The Net Investment Factor for each Subaccount for any Valuation
Period is determined by dividing (A) by (B) and subtracting (C) from the result, where:

(A) is:
    o the net asset value per Portfolio share held in the Subaccount determined as of the end of the current valuation period; plus
    o the per share amount of any dividend or capital gains distributions made by the Portfolio on shares held in the Subaccount if the "ex-dividend" date occurs during the current valuation period; plus or minus
    o a per share charge or credit for any taxes incurred by or provided for in the Subaccount, which we determine to have resulted from the maintenance of the Subaccount (we do not believe that currently any taxes are incurred by Carillon Account); and

(B) is:
    o the net asset value per Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period (adjusted for an "ex-dividend"); plus or minus
    o the per share charge or credit for any taxes provided for during the immediately preceding valuation period; and

(C) is:
    o a factor representing the daily charges we deduct from Carillon Account for administrative expenses and assumption of the mortality and expense risks under the Contract. The factor is equal to 0.00003% for a one-day valuation period.

Self-Service Access to Information and Services

You will be able to review information and request service concerning your Contracts in two ways, through the IRIS automated telephone system at 1-877-944-4747, or by visiting our website, www.unioncentral.com. From the home page, click on "For Our Clients," and then click on "VA/VUL Information," and then click
on "IRIS-Online Logon."   To access either system, you will need
a Contract number and a PIN (personal identification number). When you buy a Contract, you will be advised of your PIN by letter. If you already own a Contract, you can obtain a PIN from our customer service representatives at 1-800-319-6902.

Once you have logged on to the IRIS automated telephone system or IRIS-Online, you will be able to perform the functions described below:

  o  choose electronic delivery of certain future mailings
     (this feature available only online)
  o  check Contract values
  o verify address and beneficiary information (this feature available only online)
  o  transfer balances among Subaccounts
  o  change your allocation of future premiums
  o  request a statement
  o request service forms (this feature available only on automated phone system)
  o  change your PIN.

(The following appears in a box to the left of the next paragraph.)
During the Pay-in Period,
you may make 6 free transfers
per Contract Year from or
among the Variable Account
subdivisions.  Additional
transfers cost $10 each.
Transfers from the
Guaranteed Account in
VA I Contracts are subject
to restrictions

Transfers

During the Pay-in Period, you may transfer amounts among subdivisions of your Contract's Variable Account or between the Guaranteed Account and subdivisions of the Variable Account. If you own a VA II Contract, your transfer right is unrestricted. If you own a VA I Contract, you may transfer up to the greater of:

  o  20% of the value of the Guaranteed Account (as of the
     first day of the Contract Year), or
  o  $1,000

to one or more subdivisions of the Variable Account each Contract Year. For both VA I and VA II Contracts, there is no maximum on amounts that may be transferred out of a subdivision of the Variable Account. The minimum amount that may be transferred is $300, or if less, the entire amount in the Investment Option.

During the Pay-in Period, you may make up to six free transfers each Contract Year. However, we will impose a transfer fee (currently $10 and guaranteed not to exceed $15, except for the newer VA I and II contracts (UC Form 8134 and 8135) which allow for a maximum charge of $100 per transfer) for each transfer in excess of six. If after a transfer the amount remaining in any Investment Option is less than $25, then the entire amount will be transferred instead of the requested amount.

Your transfer requests must be made by written or telephone instructions which specify in detail the requested changes. Transfers from subdivisions of the Variable Account will be made based on the Accumulation Unit values at the end of the valuation period during which we receive the transfer request at our Home Office (address and phone number on the first page of this prospectus). If you are participating in the Portfolio Rebalancing Plan and you make transfers without altering your Portfolio Rebalancing Plan instructions, at the next rebalancing, your balances will be reallocated according to your Portfolio Rebalancing Plan.

During the Pay-out Period, the Annuitant can change the reserve basis (contract reserves for the specific variable annuity contract involved) for the variable annuity benefit payments he or she is receiving once in each 12 months after the first 12 months. Such a change in reserve basis for variable annuity benefit payments will result in subsequent annuity benefit payments being based on the investment performance of the Subaccount to which annuity reserves have been transferred.

We may limit the number, frequency, method or amount of transfers. We may limit transfers from any Subaccount on any one day to 1% of the previous day's total net assets of that Subaccount if we or the Subaccount in our discretion, believe that the Subaccount might otherwise be damaged. In determining which requests to honor, scheduled transfers (under a DCA program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone requests in the order received. We will notify you if your requested transfer is not made. Current SEC rules preclude us from processing at a later date those requests that were not made. Accordingly, you would need to submit a new transfer request in order to make a transfer that was not made because of these limitations.

Certain third parties may offer you asset allocation or timing services for your Contract. Fees you pay for such asset allocation or timing services are in addition to any Contract charges. WE DO NOT ENDORSE, APPROVE OR RECOMMEND THESE SERVICES.

Administrative Practices Regarding Transfers: All transfers among subdivisions of your Contract will be processed to receive the next available price. If your request arrives at Union Central after the close of regular trading on the New York Stock Exchange, whether the close is at 4:00 p.m. Eastern Time or at some earlier or later hour, your instructions will be processed to receive the price as of the following valuation date. You may only make one transfer per day. We will send you a written confirmation of all electronic transfers within five business days. However, if we cannot complete a transfer as requested, our customer service representative will contact you in writing.
CAUTION: We will act on instructions from anyone who provides the PIN; we will not be able to verify that the person providing electronic transfer instructions via the IRIS automated telephone system or IRIS-online is you or is authorized by you.

Telephone Transfers: You are eligible to make transfers, including Portfolio Rebalancing, Dollar Cost Averaging, and Interest Sweep, pursuant to telephone instructions unless you tell us in writing that you do not want to make transfers by telephone.

(The following appears in a box to the left of the next paragraph.)
You may make transfers,
including Portfolio
Rebalancing, Dollar
Cost Averaging, and
Interest Sweep,
by telephone.

Telephone transfer instructions may be made by calling 1-800-319-6902 between 9:00 a.m. and 3:30 p.m. (Eastern Time) on days when we are open for business. Each telephone exchange request must include a precise identification of your Contract and your PIN or other designated identifiers. We may accept telephone exchange requests from any person who properly identifies the correct Contract number and PIN or other designated identifiers. Thus, you risk possible loss of interest, capital appreciation and principal in the event of an unauthorized telephone exchange. Neither we nor the Funds nor Carillon Investments, Inc. (the principal underwriter of the Contracts) will be liable for complying with telephone instructions we reasonably believe to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and you will bear the risk of any such loss. We will employ reasonable procedures to confirm that telephone instructions are genuine. If we do not employ such procedures, we may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions to Contract Owners, and/or tape recording of telephone transfer request instructions received from Contract Owners. We may record all or part of any telephone conversation relating to transfer instructions without prior disclosure.

Telephone instructions apply only to previously invested amounts and do not change the investment of any future premiums paid under the Contract. You may change allocations of future premium payments by providing us new instructions in a form acceptable to us.

Note: During periods of drastic economic or market changes, telephone transfers may be difficult to implement. At such times, requests may be made by regular or express mail and we will process them pursuant to the terms and restrictions already described in this section.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR DISCONTINUE THE
TELEPHONE TRANSFER PRIVILEGE AT ANY TIME AND WITHOUT PRIOR
NOTICE.

Special Transfers - Dollar Cost Averaging

(The following appears in a box to the left of the next paragraph.)
You may pre-arrange certain
types of transfers, including
ones in connection with
Dollar Cost Averaging,
Portfolio Rebalancing and
Interest Sweep programs.

We administer a dollar cost averaging ("DCA") program that enables you to pre-authorize a periodic exercise of your right to transfer amounts among subdivisions of the Variable Account. By entering into a DCA agreement, you instruct us to transfer monthly (as of the first business day of the month) a predetermined dollar amount from the Scudder VS I Money Market subdivision to other subdivisions of your Variable Account until the amount in your Scudder VS I Money Market subdivision is exhausted. If you own a VA II Contract, you may also use the Guaranteed Account as your source account. The minimum amount of a DCA transfer is $100. You may terminate your DCA agreement at any time by notifying us in writing at least five business days prior to the next scheduled transfer date. If you use the telephone procedures described above, the termination would become effective the same day, so long as your call was received by 3:30 p.m. Eastern time.

Transfers made pursuant to the DCA program are not subject to a transfer charge and do not affect your Contract right during the Pay-in Period to make up to six transfers each Contract Year without charge.

By allocating specific amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. There is no guarantee, however, that such an investment method will result in profits or prevent losses.

If you are interested in the DCA program, you may elect to participate in it by separate application, either by submitting paper or by telephone request as described above.

Portfolio Rebalancing Plan

If you have at least $5,000 in your Variable Account, you may elect to establish a Portfolio Rebalancing Plan. Under such a plan, you may tell us (in your application or by separate application, either by submitting paper or by telephone request as described above) the percentage levels you would like to maintain among the subdivisions of your Variable Account. These allocations may be based on asset allocation models which your agent may present to you. On a quarterly, semi-annual or annual basis (as you select), we will automatically rebalance the subdivisions of your Variable Account to maintain the indicated percentages by transfers among the subdivisions. The entire value of the subdivisions of your Variable Account must be included in your Portfolio Rebalancing Plan. If you make transfers without changing your Portfolio Rebalancing Plan instructions, at the next rebalancing, your balances will be reallocated according to your Portfolio Rebalancing Plan. Other investment programs, such as the DCA program, Interest Sweep Plan (see below), or other transfers or withdrawals may not be appropriate in concert with the Portfolio Rebalancing Plan. Transfers made pursuant to the Portfolio Rebalancing Plan are not subject to a transfer charge and do not affect your right to make up to six free transfers each Contract Year during the Pay-in Period. You may terminate your Portfolio Rebalancing Plan at any time by notifying us in writing at least five business days prior to the date of the next rebalancing. If you use the telephone procedures described above, the termination would become effective the same day, so long as your call was received by 3:30 p.m. Eastern time.

The Portfolio Rebalancing Plan is not available for amounts in the Guaranteed Account. We reserve the right to alter the terms or suspend or eliminate the availability of the Portfolio
Rebalancing Plan at any time.

Interest Sweep Plan

If you have at least $5,000 in the Guaranteed Account, you may elect (in your application or by separate application, either by submitting paper or by telephone request as described above) to have the interest credited to the Guaranteed Account periodically transferred (or "swept") into specified subdivisions of the Variable Account. The sweep may be done on a quarterly, semi-annual or annual basis. You may terminate your Interest Sweep Plan at any time by notifying us in writing at least five business days prior to the date of the next periodic sweep. If you use the telephone procedures described above, the termination would become effective the same day, so long as your call was received by 3:30 p.m. Eastern time. Transfers made pursuant to the Interest Sweep Plan are not subject to a transfer charge and do not affect your right to make up to six free transfers each Contract Year during the Pay-in Period. We reserve the right to alter the terms or suspend or eliminate the availability of the Interest Sweep Plan at any time.

Surrenders

Please note: If required under federal law, we may have to block your Contract and refuse to honor any request for transfers, surrenders, or death benefits until instructions are secured from the appropriate regulator.

(The following appears in a box to the left of the next paragraph.)
Full or partial surrenders
give you access to your
Contract's accumulation
values. Surrender charges
and penalty taxes may
apply to some surrenders.

You may make cash withdrawals (surrenders) of all or part of your Contract's accumulation value at any time during the Pay-in Period prior to the death of the Annuitant (subject to any restrictions imposed in connection with your retirement plan). Surrender requests must be made in writing according to our procedures. Surrenders cannot be made by telephone. Surrenders include, but are not limited to, transactions commonly referred to as withdrawals, external transfers, rollovers and exchanges under Section 1035 of the Code. The amount available is your Contract's accumulation value at the end of the valuation period during which we receive the proper written request, minus any surrender charges, administration fee and premium taxes not previously deducted. Surrenders from a VA II Contract are not subject to surrender charges or annual administration fees. Surrenders from the Variable Account generally will be paid within seven days of receipt of the written request. For surrenders from the Guaranteed Account, see page 26. For restrictions applicable to certain surrenders under Contracts issued in connection with plans adopted pursuant to Section 403(b) of the Code, see "Qualified Plans," page 47.

The minimum partial surrender is $100 or the entire amount in the Investment Option, whichever is less. If the amount remaining in the Investment Option would be less than $25 after the surrender (and deduction of the surrender charge, if any), then the request will be considered to be a request for surrender of the entire amount held in the Investment Option. If a partial surrender plus any surrender charge would reduce the Contract's accumulation value to less than $100, then a request for a partial surrender will be treated as a total surrender of the Contract and the entire accumulation value, less any charges, will be paid out.

Under certain circumstances, surrenders of VA I Contracts will be subject to surrender charges described below (at page 32). Under certain circumstances, surrenders of VA I and VA II Contracts may be subject to a 10% tax penalty.

The full administration fee will also be deducted from a VA I
Contract at the time of total surrender regardless of the date of surrender. For total surrenders, any surrender charge and administration fee will be deducted from the amount paid.

We will implement partial surrenders by canceling Accumulation Units in an amount equal to the withdrawal and any applicable surrender charge. You should designate the Investment Option from which your surrender should be made. If you make no designation, your requested amount will be withdrawn from each of your Investment Options (in the proportion the Investment Option bears to your accumulation value). The surrender charge, if any, will be deducted from the value remaining after payment of the requested amount, or from the amount paid if the entire amount in an Investment Option is surrendered.

Since you assume the investment risk with respect to amounts allocated to your Variable Account (and because there are certain charges), the total amount paid upon total surrender of your Contract (including any prior surrenders) may be more or less than the total premiums that you paid.

Personal Income Plan

(The following appears in a box to the left of the next paragraph.)
Personal Income Plans
allow you to pre-arrange
surrenders

We administer a Personal Income Plan ("PIP") that enables you to pre-authorize periodic surrenders by entering into a PIP agreement with us that instructs us to withdraw a level dollar amount or percentage of your Contract's accumulation value on a monthly, quarterly, semi-annual or annual basis. To the extent that the total of PIP surrenders in a Contract Year exceeds 10% of your accumulation value in a VA I Contract (in the initial year, as of the date we approve the PIP agreement; in subsequent years, as of the first day of that Contract Year), a surrender charge may be applicable. PIP surrenders may also be subject to the 10% federal tax on early withdrawals.

                CHARGES AND OTHER DEDUCTIONS

(The following appears in a box to the left of the next paragraph.)
You pay a $30 administration
fee each Contract Year
during the Pay-in Period
for a VA I Contract if
your accumulation value
is less than $25,000

Administration Fees

During the Pay-in Period, if you own a VA I Contract, we will deduct an administration fee of $30 from your Contract's accumulation value on the last day of each Contract Year for our expenses related to administration of your Contract and Variable Account. The annual administration fee will be waived for: (1) any year in which the accumulation value of your VA I Contract is $25,000 or more on the last day of that Contract Year, and (2) all VA II Contracts without regard to accumulation value. We reserve the right to waive this fee for Contracts sold to select classes of employer-sponsored retirement plans. We guarantee that the amount of this fee will not increase over the life of the Contract. This annual administration fee is not deducted during the Pay-out Period.

The fee will be deducted pro rata from all Investment Options in the same proportion that your interest in each bears to your Contract's total accumulation value. The full administration fee will also be deducted at the time of total surrender, regardless of the date of surrender. However, in the case of a total surrender, the annual administration fee will also be waived if the accumulation value of your VA I Contract is $25,000 or more on the date of surrender.

We also deduct a daily administrative expense charge at an annual rate of 0.25% of the assets of your Variable Account to help defray our expenses of administering Carillon Account and the Contract. This deduction also is guaranteed not to increase over the life of the Contract.

Mortality and Expense Risk Charge

(The following appears in a box to the left of the next paragraph.)
We deduct daily asset-
based charges of 0.25%
for administering the
Contracts and Carillon
Account and 1.00% (VA I)
or 1.20% (VA II) for
assuming certain
mortality and expense
risks. We may increase
the mortality and expense
risk charge to as much
as 2.00%.

A "mortality and expense risk" charge will be deducted daily at a rate equal, on an annual basis, to 1.00% of each Contract's Variable Account for a VA I Contract, and 1.20% of each Contract's Variable Account for a VA II Contract. THIS CHARGE MAY INCREASE BUT WE GUARANTEE THAT IT WILL NEVER BE MORE THAN 2.00%.

The mortality risk arises from our guarantees to make annuity benefit payments in accordance with the annuity tables in the Contract, regardless of how long the Annuitant lives and regardless of any improvement in life expectancy generally. This relieves Annuitants of the risk that they might outlive the funds that have been accumulated for retirement. The mortality risk also arises from our guarantee to pay death benefits equal to the total of all premiums paid under the Contract, with adjustments for any partial surrenders (including surrender charges), should an Annuitant die during the Pay-in Period.

Our expense risk arises from the possibility that the amounts realized from the administration fees and surrender charge (which are guaranteed not to increase) will be insufficient to cover our actual administrative and distribution expenses. If these charges are insufficient to cover the expenses, the deficiency will be met from our general corporate funds, including amounts derived from the mortality and expense risk charge.

If amounts derived from the mortality and expense risk charge are insufficient to cover mortality costs and excess expenses, we will bear the loss. If the charge is more than sufficient, we will retain the balance as profit. We currently expect a profit from this charge.

(The following appears in a box to the left of the next paragraph.)
Surrender charges may
be deducted upon surrenders
of VA I Contracts. 10% of
your accumulation value
may be withdrawn each
Contract Year without a
surrender charge. Aggregate
surrender charges will
never exceed 9% of
aggregate premiums paid.

Surrender Charge (Contingent Deferred Sales Charge) for VA I
Contracts

If you surrender your VA I Contract in the first eight Contract
Years, then a surrender charge will be imposed on the amount withdrawn as shown below:

Contract Year                                      There-
of Surrender       1   2   3   4   5   6   7   8   after
Applicable
Surrender Charge   7%  7%  6%  5%  4%  3%  2%  1%   0%

Notwithstanding the charges described above, partial surrenders totaling not more than 10% of your VA I Contract's accumulation value (as of the date of the first partial surrender in the Contract Year) may be made each Contract Year without the imposition of the surrender charge. The cumulative total of all surrender charges is guaranteed never to exceed 9% of premiums. Also, VA I Contract PIP surrenders in a Contract Year totaling not more than 10% of the accumulation value (in the initial year, as of the date we approve the PIP agreement; in subsequent years, as of the first day of that Contract Year) may be made without the imposition of the surrender charge.

Surrender charges on partial surrenders of VA I Contracts will be deducted pro rata from the value remaining in the Investment Option(s) from which the amount paid was withdrawn. However, if insufficient value remains to pay the surrender charges or if the entire amount in an Investment Option is withdrawn, then to the extent necessary, any surrender charge will be deducted from the amount to be paid. Any surrender charge on a total surrender of a Contract will be deducted from the amount paid.

The amounts we obtain from the surrender charge will be used to offset the distribution fee we pay to Carillon Investments, Inc.
 The surrender charge is not expected to recover all of the distribution costs associated with the Contracts. We will pay any shortfall out of our general surplus, which may include profits derived from the mortality and expense risk charge.

Certain surrenders of Contracts may also be subject to federal tax penalties. See Federal Tax Matters, page 44.

Terminal Illness/Confinement

(The following appears in a box to the left of the next paragraph.)
If state law allows,
we will waive surrender
charges if your surrender
is because you have a
terminal illness or are
confined to a "qualified"
health care institution.

Also, where permitted by state law, we will waive the surrender charge upon a full surrender or one or more partial surrenders of a VA I Contract in the event of (1) or (2) below:

(1) The Contract Owner becomes confined in a qualified institution for a period of at least 30 consecutive days after the Contract Date, subject to the following:

    o The Contract Owner must be a natural person
      (not a trust, corporation, or other legal entity).
    o The Contract Owner must have been an owner of the Contract continuously since the Contract Date.
    o The Contract Owner was not confined in a qualified institution at any time during the 60 day period just prior to the Contract Date.
    o We receive a written request for full or partial surrender along with due proof of confinement within 12 months following such confinement.

      o A "qualified institution" means any licensed hospital or licensed skilled or intermediate care nursing facility at which:
        o medical treatment is available on a daily basis; and
        o daily medical records are kept for each patient.

(2) The Contract Owner contracts a terminal illness after the Contract Date, subject to the following:

    o The Contract Owner must be a natural person (not a Trust, Corporation, or other legal entity).
    o The Contract Owner must have been an owner of the Contract continuously since the Contract Date.
    o The Contract Owner has less than 12 months to live.
    o We must receive a written request for full or partial surrender together with a certificate from the Contract Owner's attending physician stating the Contract Owner's life expectancy and any other proof we may require.

      o "Physician" means a medical doctor licensed in the United States who:
        o is operating within the scope of that license; and
        o is not the Contract Owner and is not related to the Contract Owner.

Other Waivers or Reductions of Surrender Charge

(The following appears in a box to the left of the next paragraph.)
The surrender charge may
be reduced in certain
circumstances, including
in connection with sales
to groups or upon certain
types of exchanges.

The surrender charge may be reduced in certain instances where a large number of VA I Contracts are issued in connection with a single sale. For example, the charge may be reduced where a corporate pension plan funded by the VA I Contracts results in the issuance of a number of VA I Contracts to the same owner, or where an employer-sponsored salary-deduction plan results in VA I Contracts being issued to a number of employees of one employer. Any reduction in the surrender charge will be nondiscriminating by class of purchaser and will be based on reduced selling and other expenses.

The surrender charge may be modified for VA I Contracts where the premium is a result of a transfer to or from:

  o another VA I Contract owned by the employer or another person for the benefit of the Contract
     Owner in connection with an employee benefit plan,
  o a certificate (account) under certain of our group retirement annuity contracts, or
  o certain of our life insurance policies or annuity contracts.

In addition, the surrender charge will be eliminated with respect to any amount payable in connection with the surrender of a VA I Contract where such amount is forfeited by an employee under the terms of an employee benefit plan and credited to another VA I Contract issued in connection with the plan. The reduction or elimination of the surrender charge in the foregoing circumstances recognizes the reduction of selling expense in such circumstances.

Premium Taxes

We will deduct any premium taxes imposed by state or local law when incurred, which could be:

  o  at the Maturity Date,
  o  when a total surrender occurs, or
  o  when premiums are paid.

If the charge for premium taxes is deducted at the Maturity Date, it will be taken from each Investment Option in the proportion that your interest in the Investment Option bears to the Contract's total accumulation value. If the charge for premium taxes is deducted when premiums are paid, it will be deducted from the premium before the premium has been allocated to the Investment Option(s). Applicable premium tax rates depend upon such factors as your state of residency and the insurance laws and our status in that state when the premium taxes are incurred. Current premium tax rates range from 0 to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

(The following appears in a box to the left of the next paragraph.)
The Funds pay investment
advisory fees and other
expenses.

Fund Expenses

There are deductions from and expenses paid out of the assets of the Funds that are fully described in the Fund prospectuses. .

              BENEFITS UNDER THE CONTRACT

Death Benefits

(The following appears in a box to the left of the next paragraph.)
During the Pay-in Period
a death benefit at least
equal to premiums paid
(less surrenders and
related surrender charges)
will be paid to the
Beneficiary upon the death
of the Owner who is the
Annuitant.

If the Annuitant is the Contract Owner and dies during the Pay-in Period, then a death benefit will be paid to the Beneficiary, but if the Contract Owner is not the Annuitant, and the Annuitant dies during the Pay-in Period, the Contract Owner will be treated
as the Annuitant.    As of May 1, 2003, in New York and Vermont,
and, before January 1, 2002 in all states, your Contract's definition of contract owner and its provisions concerning death benefits are as shown in Appendix D.

Subject to state insurance law, the death benefit will be the greater of:

  o the sum of all premiums paid less any amounts deducted in connection with partial surrenders, including any surrender charge associated with those partial with-drawals; or

  o the Contract's accumulation value on the date we receive Due Proof of Death.

This formula guarantees that the death benefit will at least equal the sum of all premiums paid (less any partial surrenders and surrender charges on such partial withdrawals), independent of the investment experience of Carillon Account.

Until we receive Due Proof of Death, your Contract will remain allocated to the Subaccounts you chose, so the amount of the Death Benefit will reflect the investment performance of those Subaccounts during this period.

If your spouse is your sole Beneficiary, the Contract will remain allocated to the Subaccounts you chose, even after we receive Due Proof of Death, until your spouse makes an election to either (1) continue the Contract as successor owner or (2) act as a beneficiary and choose a payment option. If you are holding the Contract in a name other than your own (i.e., as trustee of a trust), or if you designate a trust as your Beneficiary, you should consult a tax adviser concerning how this may affect your spouse's beneficiary rights under federal tax laws.


If a Contract Owner dies during the Pay-In Period and while the Annuitant is living, we normally will pay the Contract's accumulation value (measured as of the date we receive Due Proof of Death) to the Contract Owner's Beneficiary. However, if the Contract Owner's spouse is the sole designated Beneficiary under the Contract, that spouse may elect to become the Contract Owner and no distribution will be required as a result of the death of the original Contract Owner, or the spouse may elect to be paid as a beneficiary.

If the Annuitant dies during the Pay-out Period, we will provide the death benefit, if any, contained in the particular annuity benefit option elected. See page 38.

Annuity Benefit Payments

(The following appears in a box to the left of the next paragraph.)
You select the Maturity
Date (when you stop
paying premiums and
start receiving annuity
benefit payments) and
may change it subsequently
by giving us 30 days
written notice.

Maturity Date-You may specify at the time of application the day that annuity benefit payments will commence under the Contract (the "Maturity Date"). You may change your Maturity Date at any time, provided we receive written notice of the change at least 30 days before the previously specified Maturity Date. The Maturity Date must be:

  o at least one month after the Contract Date (thirteen months after in New Jersey and New York);

  o  the first day of a calendar month; and

  o no later than the Annuitant's 95th (85th in New York and Pennsylvania) birthday (particular retirement plans may impose additional limitations).

Type of Income Payments-You may specify any proportion of your Contract's accumulation value (less premium taxes, if any) to be applied to a variable annuity or a fixed annuity. Variable annuity benefit payments will vary in accordance with the investment experience of the Subaccount(s) you select.

(The following appears in a box to the left of the next paragraph.)
You select a fixed or
variable annuity benefit
payment option at least
30 days prior to the
Maturity Date.

At least 30 days before the Maturity Date, you must select how your Contract's accumulation value will be used to provide the monthly annuity benefit payments. If no selection is made, we will provide a fixed annuity with the proceeds of the Guaranteed Account and a variable annuity with the proceeds of the Variable Account. The first variable annuity benefit payment will be based on the allocation of the Variable Account among the subdivisions.

If you select a variable annuity, the amount of the first monthly annuity benefit payment will be obtained from the appropriate Option Table in your Contract. Subsequent monthly income payments will vary based on the investment experience of the Subaccount(s) used to reserve for the annuity.

Amount of Variable Annuity Benefit Payments-The amount of variable annuity benefit payments will depend not only upon the investment experience of the Subaccount you select, but also upon the amount of any premium tax, the age (and possibly sex) of the Annuitant, and the annuity benefit option chosen. We guarantee that the annuity benefit payments:

  o will not be affected by any variation in the actual mortality experience of the Annuitants from what was assumed in determining the amount of the first monthly payment, and

  o will not be affected by the actual amount of expenses we incur in administering the Contract.

Because variable annuity benefit payments will vary with the investment results of the Subaccounts, the amounts of those payments cannot be predetermined.

(The following appears in a box to the left of the next paragraph.)
A variety of annuity
benefit payment options
are available, including
ones in which you
receive payments for
life or for the longer
of life or a specified
number of years and
ones based on a single
life or on the joint
lives of two or more people.

If the total accumulation value to be applied to an annuity benefit option is less than $5,000 ($2,000 in Massachusetts, New York and Texas), we will have the option of paying the accumulation value in a lump sum. If the total first monthly payment (combined Fixed and Variable) determined under the annuity benefit option selected is less than $50 ($20 in New
York), we may change the payment frequency of annuity benefit payments to quarterly, semiannually or annually.

Annuity Benefit Payment Options-You may elect a fixed annuity, a variable annuity, or a combination fixed and variable annuity. All of the annuity benefit options listed below (except the alternate annuity option) are available as either fixed or variable annuities.

Up to 30 days before the Maturity Date, you may change the annuity benefit option. If an option is chosen which depends on the continuation of the life of the Annuitant or of a contingent Annuitant, proof of age will be required before annuity benefit payments begin. The annuity benefit options include:

Option 1: Life Annuity-

o Nonrefund. We will make payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. It is possible under this option that only one payment will be made if the Annuitant dies before a second payment is due, or that only two payments will be made if the Annuitant dies before the third payment, and so forth.

o 5-Years Certain. We will make payments for at least five years, and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the five-year period certain.

o 10-Years Certain. We will make payments for at least 10 years, and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the 10-year period certain. (This option will apply unless you select a different option.)

o Installment Refund. We will make payments for a period certain and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the period certain. The number of period certain payments is equal to the amount applied under this option divided by the amount of the first annuity payment; provided, however, that the amount of the final period certain payment shall be multiplied by that part of the answer which is not a whole number.

Option 2: Joint and Survivor Life Annuity-

o Joint and Survivor Nonrefund. We will make payments during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the last survivor of the Annuitant and contingent Annuitant. It is
possible under this option that only one monthly   annuity
payment will be made if the Annuitant and contingent Annuitant both die before the second payment is made, or that only two payments will be made if they both die before the third payment, and so forth.

o Joint and Survivor with 10-Year Certain. We will make payments for 10 years and after that during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the survivor of the Annuitant and contingent Annuitant or, if later, the end of the 10-year period certain.

Instead of the settlement in accordance with the annuity benefit options described above, you may choose an alternate type of fixed annuity payment. Such alternate annuity option shall be based on rates at least as favorable as those for fixed-dollar single-premium immediate annuities we are issuing on the Maturity Date. This alternate annuity option may only be elected within 30 days before the Maturity Date.

If the Annuitant dies on or after the Maturity Date, but before annuity benefit payments have been made for a guaranteed period, if any, we will continue payments to the Beneficiary until the rest of the guaranteed payments have been made. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in the annuity option table from which the payments were determined) and pay that sum to the estate of the last to die of the Annuitant and the Beneficiary.

THE GUARANTEED ACCOUNT

(The following appears in a box to the left of the next paragraph.)
Interests in the
Guaranteed Account are
not securities and
Union Central is not
an investment company.

PREMIUMS ALLOCATED TO THE GUARANTEED ACCOUNT AND TRANSFERS TO THE GUARANTEED ACCOUNT BECOME PART OF OUR GENERAL ASSETS, WHICH SUPPORT OUR INSURANCE AND ANNUITY OBLIGATIONS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GUARANTEED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") NOR IS UNION CENTRAL REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER UNION CENTRAL NOR ANY INTERESTS IN OUR GENERAL ASSETS GENERALLY ARE SUBJECT TO THE PROVISIONS OF THE 1933 OR 1940 ACTS AND IT IS UNDERSTOOD THAT THE SEC STAFF HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS WHICH RELATE TO THE FIXED PORTION OF THE CONTRACT. DISCLOSURES REGARDING THE FIXED PORTION OF THE CONTRACT AND UNION CENTRAL, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES. For complete details regarding the fixed portion, see the Contract itself.

General Description

(The following appears in a box to the left of the next paragraph.)
We guarantee that amounts
you allocate to the
Guaranteed Account will
accumulate at a rate of
at least 3.00% per year.
We may credit more than
3.00% interest at our discretion.

The Guaranteed Account is the value of the Contract that is part of our general assets, other than those allocated to separate investment accounts such as Carillon Account. You may elect to allocate all or part of your premiums to the Guaranteed Account, and you may also transfer values from your Variable Account to the Guaranteed Account. We bear the full investment risk for all amounts allocated or transferred to the Guaranteed Account, whereas you bear the investment risk for amounts allocated or transferred to your Variable Account. We have sole discretion to invest our general assets, including assets funding the Guaranteed Account, subject to applicable law.

Guaranteed Account Accumulations

We guarantee that we will credit interest to the Guaranteed Account at an effective rate of at least 3.0% per year compounded annually. Interest in excess of the guaranteed rate may be used in the calculation of the Guaranteed Account at such increased rates and in such a manner as we may determine. Generally, the current interest rate paid on the Guaranteed Account of VA II Contracts will be lower than the current rate paid on the Guaranteed Account of VA I Contracts. ANY INTEREST CREDITED TO THE GUARANTEED ACCOUNT IN EXCESS OF THE MINIMUM GUARANTEED RATE OF 3.0% PER YEAR WILL BE DETERMINED IN OUR SOLE DISCRETION.

We guarantee that, during the Pay-in Period, the Guaranteed
Account of the Contract will be at least equal to:

o the total of all net premiums allocated to the Guaranteed Account; plus

o the total of all amounts transferred to the Guaranteed Account from the Variable Account; minus

o the total of all amounts transferred from the Guaranteed Account to the Variable Account
   (including the transfer fee); minus

o the total of any administration fees attributable to the Guaranteed Account; minus

o the total of all partial surrenders from the Guaranteed Account (including any surrender charge);
   plus

o interest accumulated in the Guaranteed Account (the minimum guaranteed annual effective interest rate is 3.0%).

Fixed Annuity Benefit Payments

(The following appears in a box to the left of the next paragraph.)
Fixed annuity benefit
payments are based on
interest credited at a
guaranteed 4.00% rate.

A fixed annuity is an annuity with benefit payments that have a dollar amount that is fixed and guaranteed by the insurance company issuing the contract. The amount of the annuity benefit payments will be determined by applying the Guaranteed Account to rates at least as favorable as those in the applicable annuity option table in accordance with the annuity benefit option elected. This will be done at the Maturity Date. The annuity option tables contained in the Contract are based on a 4.0% interest rate.

(The following appears in a box to the left of the next paragraph.)
You may surrender
all or part of your
Guaranteed Account
during the Pay-in
Period, but we may
delay paying your
surrender proceeds
for up to 6 months.

We guarantee the amount of fixed annuity benefit payments. The payment depends only on the annuity benefit option elected, the age (and possibly sex) of the Annuitant, and the amount applied to purchase the fixed annuity.

Surrenders

You may surrender all or part of your Guaranteed Account value at any time during the Pay-in Period prior to the death of the Annuitant. We intend to pay surrender requests upon receipt but reserve the right to delay payment of all surrenders from the Guaranteed Account for up to six months. Surrenders from the Guaranteed Account generally are subject to the same provisions that apply to surrenders from the Variable Account, discussed under "Surrenders" on page 18.

(The following appears in a box to the left of the next paragraph.)
Transfers from the
Guaranteed Account to
the Variable Account
may be made during
the Pay-in Period.
No more than the
greater of 20% of
your Guaranteed
Account (as of the
first day of the
Contract Year) or
$1,000 may be so
transferred in a
Contract Year in
a VA I Contract.

Transfers

Amounts may be transferred among subdivisions of a Contract's
Variable Account, or between the Guaranteed Account and subdivisions of the Variable Account, at any time during the Pay-in Period. During the Pay-in Period, if you own a VA I Contract, you may transfer up to the greater of

o  20% of the value of your Guaranteed Account (as of
   the first day of the Contract Year), or
o  $1,000

to one or more subdivisions of your Variable Account each
Contract Year.  There are no limits on the amount you may
transfer out of the Guaranteed Account if you own a VA II
Contract. The minimum amount that may be transferred is $300, or
if less, the entire amount in the Investment Option.   No
transfers may be made with respect to fixed annuity benefit payments.
                    GENERAL MATTERS
Designation of Beneficiary
(The following appears in a box to the left of the next paragraph.)
You designate a
Beneficiary to
receive benefits
upon the death of
the Annuitant.

The Beneficiary is the person you designate as such in your application and is the person or persons to whom benefits will be paid upon the death of the Annuitant. Subject to the terms of any existing assignment or the rights of any irrevocable Beneficiary, you may change the Beneficiary while the Annuitant is living by providing us with written notice. Any change will be effective at the time you signed it, whether or not the Annuitant is living when we receive the change. We will not, however, be liable as to any payment or settlement made prior to receiving the written notice.

(The following appears in a box to the left of the next paragraph.)
In the first 10 days
after you receive
your Contract, you
may return it and
receive a refund from
which surrender charges
are not deducted.

10-Day Right to Examine Contract

If you are not satisfied with the Contract, you may void it by returning it to us or our agent from which it was purchased within 10 days of receipt, or longer where required by state law. You will then receive a full refund of any premium paid or in certain states the Contract's accumulation value.


Contract Owner's Inquiry

You may make inquiries concerning your Contract by calling us at
(513) 595-2728, or writing c/o Annuity Administration, P.O. Box
40888, Cincinnati, Ohio 45240.

Contract Owner's Reports

Each calendar year quarter you will be sent a report at your last known address showing, as of the end of the current report period: accumulation value; cash surrender value; amount of interest credited to the Guaranteed Account; change in value of the Variable Account; premiums paid since the last report; partial cash surrenders; expense charges; and any other information required by law. You will also be sent an annual and a semi-annual report for each Portfolio underlying a subdivision to which you have allocated accumulation value, including a list of the securities held in each Portfolio. In addition, when you pay premium payments, or if you transfer amounts or make partial cash surrenders, you will receive a written confirmation of these transactions. Confirmations of certain automated transactions will be included in the quarterly statement you receive. These include transactions such as applications of premium payments automatically deducted from your checking account, portfolio rebalancing, dollar cost averaging, and interest sweeps.

Please review your confirmations and quarterly statements carefully. If you find an error, please report it to us within 30 days of your receipt of the confirmation or statement.

                    FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We make no representation about the likelihood of continuation of these federal income tax laws or of the current interpretations by the IRS. Moreover, we have made no attempt to consider any applicable state or other tax laws.

The Contract may be used in connection with retirement plans that are qualified for special tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the Contract's accumulation value, on annuity benefit payments, and on the economic benefit to the Contract Owner, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Contract is purchased, on the tax and employment status of the individual concerned, on our tax status, and on other factors. Any person concerned about these tax implications should consult a competent tax adviser.

Tax Status of Contracts

The following discussion assumes that the Contracts will be treated as annuities under Section 72 of the Code.

(The following appears in a box to the left of the next paragraph.)
Gains inside an annuity
contract are usually
tax-deferred (if the
contract owner is a
natural person) until
there is a surrender
or receipt of annuity
benefit payments or a
death benefit payment.
When taxed, those gains
are taxed as ordinary
income.

We believe that an annuity owner generally is not taxed on increases in the value of an annuity contract until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrenders), as annuity benefit payments under the annuity option elected, or as a death benefit payment. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of any deferred annuity contract who is not a natural person must include in income any increase in the excess of the owner's cash value over the owner's investment in the contract during the taxable year. However, there are some exceptions to this exception and you may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity benefit payment or lump-sum payment) is taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the cash value (and in the case of a Qualified Contract, any portion of an interest in the qualified employer plan) generally will be treated as a distribution.

The following discussion applies generally to Contracts owned by natural persons.

In the case of a surrender under Qualified Contracts, amounts received are treated as taxable income to the extent that they exceed the "investment in the contract." Any additional amount withdrawn is not taxable. The "investment in a contract" generally equals the portion, if any, of any premium paid by or on behalf of an individual under a contract which is not excluded from the individual's gross income. For Contracts issued in connection with tax-qualified plans, the "investment in the contract" can be zero. A special rule may apply to surrenders under Qualified Contracts with respect to the "investment in the contract" as of December 31, 1986. In the case of a surrender under Nonqualified Contracts, amounts received are first treated as taxable income to the extent that the cash value of the contract immediately before the surrender exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. For purposes of determining amounts treated as taxable income, all annuity contracts issued by the same company to the same person during any calendar year are treated as a single contract.

The recipient of an annuity benefit payment under the Contract is generally taxed on the portion of that payment that exceeds the investment in the Contract. For variable annuity benefit payments, the taxable portion is determined by a formula which establishes a specific dollar amount of each payment that is not taxed until the investment in the Contract is recovered. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. For fixed annuity benefit payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the contract until the investment in the contract is recovered; the remainder of each payment is taxable. Once the investment in the contract is recovered, the entire amount of each payment is taxable.

(The following appears in a box to the left of the next paragraph.)
A 10% penalty tax
may apply to gains
distributed in a
surrender prior to
age 59 1/2

There may be imposed a penalty tax on surrenders equal to 10% of the amount treated as taxable income. Common exceptions to the penalty tax are for surrenders

  o made on or after age 59 1/2,
  o made as a result of death or disability, or
  o received in substantially equal installments as a life annuity.

Other exceptions may apply.

A transfer of ownership of an annuity contract, or designation of an annuitant who is not also the owner, may result in certain tax consequences to the owner that are not discussed herein. If you are contemplating any such transfer or assignment of your Contract, you should contact a competent tax adviser with respect to its potential tax effects.

(The following appears in a box to the left of the next paragraph.)
Federal income tax
withholding provisions
may apply to certain
distributions.

Distributions from tax-sheltered annuities, qualified pension or profit sharing plans, and state or local government deferred compensation plans that are eligible for "tax-free rollover" will be subject to an automatic 20% federal income tax withholding unless such amounts are directly rolled over to another eligible retirement plan (which includes individual retirement plans) permitted under the Code. Withholding for federal income taxes on annuity payments or distributions from Nonqualified Contracts is required unless the recipient elects not to have any such amounts withheld and properly notifies us of that election. Failure to provide your taxpayer identification number will automatically subject any payments under the Contract to withholding.

Qualified Plans

(The following appears in a box to the left of the next paragraph.)
You should seek legal
and tax advice prior
to purchasing the
Contract for use in
a qualified plan.

The Contract may be used with several types of qualified plans. The tax rules applicable to participants in qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Purchasers of Contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Contract.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax-exempt organizations to purchase annuity contracts for their employees, directly or through voluntary salary reductions, are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. In addition, effective January 1, 1989, cash distributions from a Section 403(b) annuity may not begin before the employee attains age 59 1/2, separates from his or her employer's service, dies or becomes disabled, except that cash distributions limited to the amount of premiums may be paid in the event of the employee's hardship. These restrictions apply to distributions attributable to contributions made after December 31, 1988 pursuant to a salary reduction agreement, earnings on those contributions, and earnings on amounts attributable to contributions held as of December 31, 1988 and made pursuant to a salary reduction agreement.

Individual Retirement Annuities. Sections 219, 408 and 408A of the Code permit individuals or their employers to contribute to an individual retirement plan known as an "Individual Retirement Annuity" or "IRA." Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

H.R. 10 Plans. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish tax-qualified plans for themselves and their employees. These plans are limited by law to maximum permissible contributions, distribution dates, and nonforfeitability of interests. In order to establish such a plan, a plan document, usually in a form approved in advance by the IRS, is adopted and implemented by the employer.

State and Local Government Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, certain tax-exempt organizations, political subdivisions, agencies, instrumentalities and certain affiliates of such entities which enjoy special treatment. The Contracts can be used with such plans.

      TEXAS OPTIONAL RETIREMENT PROGRAM RESTRICTIONS

Section 36.105 of the Texas Education Code permits participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon:

o termination of employment in the Texas public institutions of higher education,
o  retirement, or
o  death.

Accordingly, a participant in the ORP, or the participant's estate if the participant has died, will be required to obtain a certificate of termination from the employer before the Contract can be surrendered .

               DISTRIBUTION OF THE CONTRACTS

(The following appears in a box to the left of the next paragraph.)
We pay brokers to
sell the Contracts.


Carillon Investments, Inc. ("Carillon Investments," a wholly-owned subsidiary of Union Central whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240), is the principal underwriter of the Contracts. Carillon Investments is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. For VA I Contracts, we will pay Carillon Investments an amount no more than 6% of premiums received over the duration of the Contract, from which Carillon Investments will pay commissions to its own registered representatives or pay a reallowance to other broker-- dealers who distribute the Contracts. When the surrender charges are reduced, the amount paid to Carillon Investments will be less than 6% of premiums. For VA II Contracts, we will pay Carillon Investments an amount no more than 1.00% of premiums received over the duration of the Contract, from which Carillon Investments will pay commissions to its own registered representatives or pay a reallowance to other broker-dealers who distribute the Contracts. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. From time to time, we may pay or permit other promotional incentives, in cash or credit or other compensation.
 Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise. We may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may vary, will be made by us or Carillon Investments out of our own assets and will not affect the amounts you pay to purchase, hold or surrender your Contract.


VOTING RIGHTS

(The following appears in a box to the left of the next paragraph.)
You instruct us how
to vote Fund shares.

To the extent required by law, we will vote the Portfolio shares held by Carillon Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of Carillon Account. However, if legal requirements should change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.

The number of votes which a person has the right to instruct will be calculated separately for each Subaccount. During the Pay-in Period, the number of votes for which you have a right to give instructions will be determined by dividing your Contract's accumulation value attributable to a subdivision by the net asset value per share of the corresponding Portfolio. During the Pay-out Period, the Annuitant has the voting interest. The number of votes during the Pay-out Period will be determined by dividing the reserve for that Contract held in a Subaccount by the net asset value per share of the corresponding Portfolio. During the Pay-out Period, the votes attributable to a Contract decrease as the reserves underlying the Contract decrease. In determining the number of votes, fractional shares will be recognized. Voting instructions will be solicited prior to a Fund's shareholder
meeting.   We will vote Fund shares held in Carillon Account as
to which we receive no timely instructions in proportion to the voting instructions received. Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate Portfolio.

                   PERFORMANCE DATA

From time to time we may publish advertisements containing total return performance data relating to the Subaccounts of Carillon Account (including graphs, charts, tables and examples depicting that data). All performance data quoted represents only historical performance and is not intended to indicate future performance of the Subaccounts. Further description of how we present performance data is included in the Statement of Additional Information.

Total return for a Subaccount is the sum of all the Subaccount's earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measuring period, expressed as a percentage of the amount invested for a one-year period. The total return figures advertised are average annual total returns for periods of one year and, when applicable, five years and ten years, and since inception of the Subaccounts. Total return omitting the effect of surrender charges may also be advertised for the same and other periods, to illustrate VA II Contract returns, as well as change in the value of the Variable Account of a VA I Contract during times when there is no surrender. Total return omitting the effect of charges not reflected in Accumulation Unit Values (surrender charges and the portion of the annual administration fee attributable to the Subaccount whose return is shown) may also be advertised for the same and other periods, usually in comparison with certain unmanaged market indices. Total return (whether including or excluding the effects of the charges described above) also may be shown in some advertisements on a cumulative basis.

FINANCIAL STATEMENTS

Financial statements of Carillon Account and Union Central are included in the SAI which may be obtained without charge by writing us at: P.O. Box 40409, Cincinnati, Ohio 45240-0409 or telephoning us at: 1-800-319-6902.

         APPENDIX A (Accumulation Unit Values)
             ACCUMULATION UNIT VALUES
     (for a unit outstanding throughout the period)*

Year ended December 31,
                             2002    2001      2000      1999      1998 1997 1996 1995 1994 1993
AIM VARIABLE INSURANCE FUNDS
CAPITAL APPRECIATION
SUBACCOUNT
Accumulation unit
 value-VA I                    $6.95     $9.30    $12.27  $10.00(3)
Number of accumulation
 units outstanding,
 end of period-VA I          910,348 1,052,236 1,124,278 610,330(6)
Accumulation unit value-VAII   $4.61     $6.18  $8.17(7)
Number of accumulation
 units outstanding,           37,983    49,993    36,622
 end of period-VA II

GROWTH SUBACCOUNT
Accumulation unit value-VA I   $3.31     $4.85  $7.43(6)
Number of accumulation
 units outstanding,
 end of period-VA I          235,245   181,579   117,890
Accumulation unit value-VAII   $3.34     $4.90  $7.52(7)
Number of accumulation
 units outstanding,           18,354    20,821    15,626
 end of period-VA II

ALGER AMERICAN FUND
LEVERAGED ALLCAP SUBACCOUNT
Accumulation unit value-VA I   $6.03  $9.24(8)
Number of accumulation
 units outstanding,
 end of period-VA I           25,325     5,254
Accumulation unit value-VAII   $6.01  $9.23(8)
Number of accumulation
 units outstanding,            1,917     1,361
 end of period-VA II

MIDCAP GROWTH SUBACCOUNT
Accumulation unit value-VA I   $6.74  $9.68(8)
Number of accumulation
 units outstanding,
 end of period-VA I           48,713    19,189
Accumulation unit value-VAII   $6.71  $9.67(8)
Number of accumulation
 units outstanding,            2,437     1,406
 end of period-VA II

AMERICAN CENTURY
VARIABLE PORTFOLIOS, INC.
INCOME & GROWTH SUBACCOUNT
Accumulation unit value-VA I   $6.51     $8.17  $9.03(6)
Number of accumulation
 units outstanding,
 end of period-VA I           87,469    59,728    37,261
Accumulation unit value-VAII   $6.61     $8.31  $9.20(7)
Number of accumulation
 units outstanding,           18,474    15,581         0
 end of period-VA II

VALUE SUBACCOUNT
Accumulation unit value-VA I  $11.57    $13.40 $12.03(6)
Number of accumulation
 units outstanding,
 end of period-VA I          414,793   341,588    35,931
Accumulation unit value-VAII  $11.70    $13.59 $12.22(7)
Number of accumulation
 units outstanding,           35,494    35,167      6,794
 end of period-VA II






                 ACCUMULATION UNIT VALUES
       (for a unit outstanding throughout the period)*

Year ended December 31,
                               2002       2001        2000        1999        1998
FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST
TEMPLETON FOREIGN SECURITIES
 SUBACCOUNT
Accumulation unit value-VA I       $9.18     $11.42     $13.76    $11.727    $10.893
Number of accumulation
 units outstanding,
 end of period-VA I              564,354    479,534    515,425    516,736    466,880
Accumulation unit value-VAII       $6.41      $7.99   $9.65(7)
Number of accumulation
 units outstanding,               23,989      8,399      3,300
 end of period-VA II

MFS VARIABLE INSURANCE TRUST
EMERGING GROWTH SUBACCOUNT
Accumulation unit value-VA I       $9.78     $14.96     $22.77    $16.431    $12.409
Number of accumulation
 units outstanding,
end of period-VA I             1,485,091  1,863,345  2,203,282  1,778,952    855,018
Accumulation unit value-VAII       $3.50      $5.36   $8.17(7)
Number of accumulation
 units outstanding,               56,913     75,635     39,042
 end of period-VA II

HIGH INCOME SUBACCOUNT
Accumulation unit value-VA I      $11.85     $11.69     $11.60    $11.961    $12.139
Number of accumulation
 units outstanding,
 end of period-VA I              455,157    536,804    546,223    569,104    442,315
Accumulation unit value-VA II      $9.40      $9.30   $9.24(7)
Number of accumulation
 units outstanding,               22,611     45,249     15,706
 end of period-VA II

INVESTORS TRUST SUBACCOUNT
Accumulation unit value-VA I      $11.81     $15.12     $18.22    $17.531    $14.521
Number of accumulation
 units outstanding,
 end of period-VA I            1,618,398  1,977,404  2,253,751  2,643,372  1,960,448
Accumulation unit value-VAII       $6.36      $8.17   $9.86(7)
Number of accumulation
 units outstanding,               22,440     21,233     14,024
 end of period-VA II

Year ended December 31,
                               1997        1996        1995       1994       1993
FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST
TEMPLETON FOREIGN SECURITIES
 SUBACCOUNT
Accumulation unit value-VA I   $10.000(5)
Number of accumulation
 units outstanding,
 end of period-VA I              266,657
Accumulation unit value-VA II
Number of accumulation
 units outstanding,
 end of period-VA II

MFS VARIABLE INSURANCE TRUST
EMERGING GROWTH SUBACCOUNT
Accumulation unit value-VA I   $10.000(5)
Number of accumulation
 units outstanding,
 end of period-VA I               224,193
Accumulation unit value-VAII
Number of accumulation
 units outstanding,
 end of period-VA II

HIGH INCOME SUBACCOUNT
Accumulation unit value-VA I      $10.841  $10.000(2)
Number of accumulation
 units outstanding,
 end of period-VA I               269,398     108,723
Accumulation unit value-VA II
Number of accumulation
 units outstanding,
 end of period-VA II

INVESTORS TRUST SUBACCOUNT
Accumulation unit value-VA I      11.352   10.000(2)
Number of accumulation
 units outstanding,
 end of period-VA I            1,002,705     425,068
Accumulation unit value-VA II
Number of accumulation
 units outstanding,
 end of period-VA II

Year ended December 31,
                               2002     2001    2000       1999    1998 1997 1996 1995 1994 1993
NEW DISCOVERY SUBACCOUNT
Accumulation unit value-class1   $6.05    $8.96  $9.55(6)
Number of accumulation
 units outstanding,
 end of period-VA I            247,919  170,528   108,257
Accumulation unit value-VA II    $5.67    $8.41  $8.98(7)
Number of accumulation
 units outstanding,             36,313   32,285    20,704
 end of period-VA II

TOTAL RETURN SUBACCOUNT
Accumulation unit value-VA I    $10.38   $11.08    $11.19  $10.00(3)
Number of accumulation
 units outstanding,
 end of period-VA I            376,462  314,618   196,353    141,613
Accumulation unit value-VAII    $10.37   $11.09 $11.22(7)
Number of accumulation
 units outstanding,             49,271   43,802     3,736
 end of period-VA II

NEUBERGER BERMAN ADVISERS
 MANAGEMENT TRUST
GUARDIAN SUBACCOUNT
Accumulation unit value-VA I     $6.78    $9.34  $9.60(6)
Number of accumulation
 units outstanding,
 end of period-VA I            278,742  126,870    47,444
Accumulation unit value-VAII     $6.81    $9.40  $9.68(7)
Number of accumulation
 units outstanding,             28,579   19,419     1,893
 end of period-VA II

OPPENHEIMER VARIABLE
 ACCOUNT FUND
GLOBAL SECURITIES SUBACCOUNT
Accumulation unit value-VA I     $6.43    $8.36  $9.62(6)
Number of accumulation
 units outstanding,
 end of period-VA I            138,982   73,226    47,115
Accumulation unit value-VAII     $6.27    $8.17  $9.42(7)
Number of accumulation
 units outstanding,             25,481   18,542     4,488
 end of period-VA II

MAIN STREET  SUBACCOUNT
(formerly MAIN STREET
      GROWTH & INCOME)
Accumulation unit value-VA I     $6.45   $8.04   $9.06(6)
Number of accumulation
 units outstanding,
 end of period-VA I            380,438  263,546   107,667
Accumulation unit value-VAII     $6.41    $8.01  $9.04(7)
Number of accumulation
 units outstanding,             51,390   51,298    27,100
 end of period-VA II

Year ended December 31,
                               2002       2001        2000        1999        1998
                                                                           <C
SCUDDER VARIABLE SERIES I
CAPITAL GROWTH SUBACCOUNT
Accumulation unit value-VA I      $18.36     $26.25     $32.96    $27.733    $22.803
Number of accumulation
 units outstanding,
 end of period-VA I            1,588,747  2,035,301  2,478,523  2,505,505  2,278,985
Accumulation unit value-VAII       $4.80      $6.88   $8.65(7)
Number of accumulation
 units outstanding,               26,455     36,315     17,322
 end of period-VA II

INTERNATIONAL SUBACCOUNT
Accumulation unit value-VA I       $3.12     $16.27     $23.82     $20.18    $17.256
Number of accumulation
 units outstanding,
  end of period-VA I           1,226,696  1,467,192  1,741,435  1,683,640  1,695,187
Accumulation unit value-VA II      $4.78      $5.94   $8.72(7)
Number of accumulation
 units outstanding,               52,492     42,867     30,783
  end of period-VA II

MONEY MARKET SUBACCOUNT
Accumulation unit value-VA I      $19.35     $19.29     $18.80     $17.28    $16.627
Number of accumulation
 units outstanding,
 end of period-VA I              931,730  1,140,682  1,050,647    695,976    489,588
Accumulation unit value-VA II     $10.49     $10.49  $10.24(7)
Number of accumulation
 units outstanding,              180,390  1,099,911    114,460
 end of period-VA II
Year ended December 31,
                               1997        1996        1995        1994       1993
                                                                           <C
SCUDDER VARIABLE SERIES I
CAPITAL GROWTH SUBACCOUNT
Accumulation unit value-VA I     $17.041    $14.394    $11.351    $12.749    $10.700
Number of accumulation
 units outstanding,
 end of period-VA I            1,898,320  1,593,634  1,162,999    906,428    439,914
Accumulation unit value-VA
Number of accumulation
 units outstanding,
 end of period-VA II

INTERNATIONAL SUBACCOUNT
Accumulation unit value-VA I     $16.054    $14.192    $12.958    $13.259     $9.760
Number of accumulation
 units outstanding,
  end of period-VA I           1,669,242  1,564,591  1,220,160  1,095,214    362,172
Accumulation unit value-VAII
Number of accumulation
 units outstanding,
  end of period-VA II

MONEY MARKET SUBACCOUNT
Accumulation unit value-VA I     $16.028    $15.468    $14.850    $14.526    $14.369
Number of accumulation
 units outstanding,
 end of period-VA I              433,296    477,679    368,444    280,575    119,598
Accumulation unit value-VAII
Number of accumulation
 units outstanding,
 end of period-VA II


Year ended December 31,
                              2002     2001      2000      1999     1998 1997 1996 1995 1994 1993
SELIGMAN PORTFOLIOS, INC.
COMMUNICATIONS &
INFORMATION SUBACCOUNT
Accumulation unit value-VA I    $5.72   $9.09(6)
Number of accumulation
 units outstanding,
 end of period-VA I            48,328     32,659
Accumulation unit value-VAII    $5.70   $9.08(6)
Number of accumulation
 units outstanding,            15,655     13,721
 end of period-VA II

SMALL-CAP VALUE SUBACCOUNT
Accumulation unit value-VA I   $10.07  $12.07(8)
Number of accumulation
 units outstanding,
  end of period-VA I          263,921     87,793
Accumulation unit value-VAII   $10.04  $12.05(8)
Number of accumulation
 units outstanding,            33,197     19,340
  end of period-VA II

SUMMIT MUTUAL FUNDS, INC.
BALANCED INDEX SUBACCOUNT
Accumulation unit value-VA I     $8.43     $9.62    $10.18 $10.00(1)
Number of accumulation
 units outstanding,
 end of period-VA I          1,167,083 1,274,745 1,363,063 1,590,562
Accumulation unit value-VAII     $7.97     $9.11  $9.67(7)
Number of accumulation
 units outstanding,             39,029    31,621  10,426
 end of period-VA II

Year ended December 31,
                               2002        2001        2000        1999       1998
                                                                           <C
BOND SUBACCOUNT
Accumulation unit value-VA I      $33.11     $31.71     $30.05    $29.003    $27.584
Number of accumulation
 units outstanding,
 end of period, VA I             925,826    826,083    722,402    840,552  1,011,680
Accumulation unit value-VAII      $11.42     $10.96  $10.41(7)
Number of accumulation
 units outstanding,              180,667    100,048     22,865
 end of period-VA II

Year ended December 31,
                               1997        1996        1995        1994       1993
                                                                           <C
BOND SUBACCOUNT
Accumulation unit value-VA I     $25.210    $23.865    $20.341    $20.977    $19.014
Number of accumulation
 units outstanding,
 end of period, VA I             766,722    672,511    574,421    508,398    513,613
Accumulation unit value-VAII
Number of accumulation
 units outstanding,
 end of period-VA II

Year ended December 31,
                              2002      2001      2000      1999    1998 1997 1996 1995 1994 1993
NASDAQ-100 INDEX SUBACCOUNT
Accumulation unit value-VA I      $2.51     $4.06  $6.15(6)
Number of accumulation
 units outstanding,
 end of period-VA I             802,205   756,790   342,818
Accumulation unit value-VAII      $2.51     $4.07  $6.17(7)
Number of accumulation
 units outstanding,             100,772    82,531    24,943
 end of period-VA II

RUSSELL 2000 SMALL CAP
INDEX SUBACCOUNT
Accumulation unit value-VA I      $7.46     $9.56  $9.54(6)
Number of accumulation
 units outstanding,
 end of period-VA I             549,744   419,734   122,306
Accumulation unit value-VAII      $7.29     $9.37  $9.36(7)
Number of accumulation
 units outstanding,              62,448    50,050    10,306
 end of period-VA II

S&P MIDCAP 400 INDEX
 SUBACCOUNT
Accumulation unit value-VA I     $10.32    $12.31    $12.62 $10.00(3)
Number of accumulation
 units outstanding,
 end of period-VA I           1,203,214 1,030,616   706,111   264,810
Accumulation unit value-VAII      $8.68    $10.38 $10.65(7)
Number of accumulation
 units outstanding,              84,710    82,291    33,010
 end of period-VA II


Year ended December 31,
                               2002        2001        2000        1999       1998
S&P 500 INDEX SUBACCOUNT
Accumulation unit value-VA I     $13.32     $17.41     $20.12    $18.876    $14.878
Number of accumulation
 units outstanding,
 end of period-VA I           3,647,640  4,298,346  4,914,336  4,969,188  3,469,857
Accumulation unit value-VAII      $5.97      $7.82     $9.057
Number of accumulation
 units outstanding,             121,311     79,733     33,307
 end of period-VA II

ZENITH SUBACCOUNT
Accumulation unit value-VA I     $41.87      $55.13     $50.18    $41.397    $49.527
Number of accumulation
 units outstanding,
 end of period-VA I             840,714     933,267    962,488  1,334,722  2,575,127

Payout unit value-VA I           $41.87      $55.13     $50.18     $41.72    $41.397
Number of payout
 units outstanding,
 end of period-VA I               5,690       6,292      6,766      7,689      8,295

Accumulation unit value-VA II     $9.49      $12.52  $11.42(7)
Number of accumulation
 units outstanding,
 end of period-VA II             60,838      36,626      1,604

Year ended December 31,
                               1997        1996        1995        1994       1993
S&P 500 INDEX SUBACCOUNT
Accumulation unit value-VA I     $11.375  $10.00(2)
Number of accumulation
 units outstanding,
 end of period-VA I            2,041,455    869,681
Accumulation unit value-VAII
Number of accumulation
 units outstanding,
 end of period-VA II


ZENITH SUBACCOUNT
Accumulation unit value-VA I     $41.682    $33.969    $27.147    $26.628    $23.676
Number of accumulation
 units outstanding,
 end of period-VA I            2,907,000  2,723,705  2,337,986  1,981,958  1,723,790
Payout unit value-VA I           $49.527    $41.682    $33.969    $27.147
Number of payout
 units outstanding,
 end of period-VA I                8,952      9,142      9,796     10,476
Accumulation unit value-VAII
Number of accumulation
 units outstanding,
 end of period-VA II


*Due to changes in accounting practices, values are no longer calculated to the thousandth place, and "accumulation unit values at end of period" are no longer separately provided.

(1) Commencement of operations was May 3, 1999. Assets of
    Carillon Capital subaccount were transferred to the Carillon Balanced Index Subaccount on October 29, 1999.
(2) Commencement of operations was May 1, 1996.
(3) Commencement of operations was May 3, 1999.
(4) Commencement of operations was May 1, 1997.
(5) Commencement of operations was May 3, 1999. Assets of
    American Century Capital Appreciation subaccount were transferred to the AIM Capital Appreciation subaccount on October 29, 1999.
(6) Commencement of operations was May 1, 2000, with a beginning accumulation unit value of $10.00.
(7) Commencement of operations was July 3, 2000, with a beginning accumulation unit value of $10.00.
(8) Commencement of operations was May 1, 2001, with a beginning accumulation unit value of $10.00.


APPENDIX B--IRA DISCLOSURE STATEMENT

Part I of this statement is designed to help you understand the requirements, as they exist for tax years beginning on and after January 1, 2003, of federal tax law which apply to your traditional Individual Retirement Annuity (traditional IRA), your Simplified Employee Pension IRA (SEP-IRA for employer contributions), or to one purchased by your spouse (see Spousal IRAs below). Part II describes the requirements for your SIMPLE-IRA, and Part III describes the requirements for your Roth IRA. You can obtain more information regarding your IRA either from your sales representative or from any district office of the IRS, or by obtaining Publication 590 from IRS by calling 1-800-829-FORM or going to the following internet address: www.irs.gov.

Seven-day Review Period

Under federal law, you have seven days after you sign your application to review this statement and the prospectus without obligation. You may have a longer period under state law. If you notify us or your sales representative either orally or in writing within the applicable period that you want to revoke your application, your entire purchase payment will be refunded to you. Our address and telephone number are as follows:

               The Union Central Life Insurance Company
               1876 Waycross Road
               Cincinnati, Ohio 45240
               Telephone: (513) 595-2728 - 8:15 a.m.- 4:30 p.m.
                                           (Eastern Time Zone)

Part I.  Traditional IRA and SEP-IRA

Eligibility Requirements

If neither you, nor your spouse, is an active participant (see A. below) you may make a contribution of up to the lesser of $3,000 or 100% of compensation and take a deduction for the entire amount contributed. (Combined contributions to a traditional IRA and Roth IRA may not exceed $3,000 for the taxable year.) However, a catchup contribution is allowed for you if you have attained age 50. If you qualify for the catchup contribution, your maximum contribution limit is increased $500 to $3,500 for the calendar year 2003. If you or your spouse are an active participant but have a combined adjusted gross income (AGI) below a certain level (see B. below), you may make a fully deductible contribution. If, however, you or your spouse are an active participant and your combined AGI is above the specified level, the amount of the deductible contribution you may make to an IRA is scaled down and eventually eliminated.

A. Active Participant
You are an "active participant" for a year if you are covered by a retirement plan during any part of that year. Generally, you are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, certain government plans, a tax-sheltered annuity arrangement, a 401(k) plan, a simplified employee pension plan (SEP), a SIMPLE plan, or a pension plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant in a retirement plan. (This includes Keogh/H.R. 10 plans.) Your Form W-2 for the year should indicate your participation status.

You may be an active participant even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans you may be an active participant even if you were only with the employer for part of the year.

You are not considered an active participant if you are covered in a plan only because of your service as

    o an Armed Forces Reservist, for less than 90 days of active service; or
    o a volunteer firefighter covered for firefighting service by a government plan, which will not provide more than $1,800 per year at age 65.

Of course, if you are covered in any other plan, these exceptions do not apply.

If your spouse is an active participant, by employing similar rules as above to his or her situation, but you are not, deductibility for your traditional IRA will be phased out as described below, unless you file separately and do not live together at any time during the tax year.

B. Adjusted Gross Income (AGI)
If you are an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return you use your combined AGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the "Threshold Level," you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

If you are single, your Threshold Level is $40,000 for taxable years beginning in 2003. The Threshold Level if you are married and file a joint tax return is $60,000 for taxable years beginning in 2003, and if you are married but file a separate tax return, the Threshold Level is $0. If you are married but file separately and you live apart from your spouse for the entire year, the IRS will treat you as not being married for purposes of active participant status and the Threshold Level. Thus, your Threshold Level is $40,000 for 2003. The Threshold Level is established for future years as follows:

                        Joint Returns

                                          The applicable
For taxable years beginning in:          Threshold Level
                   2003                    $60,000
                   2004                    $65,000
                   2005                    $70,000
                   2006                    $75,000
            2007 and thereafter            $80,000

                         "Single" Returns

                                        The applicable
For taxable years beginning in:         Threshold Level
                   2003                   $40,000
                   2004                   $45,000
            2005 and thereafter           $50,000

If your AGI is less than $10,000 above your Threshold Level, you will still be able to make a deductible contribution but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level (AGI - Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $3,000 (or $3,500 if you have attained age 50).

You can estimate your Deduction Limit  as follows:

$10,000 - Excess AGI
--------------------   X   Maximum Allowable Deduction   =
Deduction Limit
      $10,000

You must round down the result to the next lowest $10 level (the next lower number which ends in zero). For example, if the result is $1,524, you must round it down to $1,520. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

If you and your spouse file a joint tax return, and only one of you is an active participant, the applicable Threshold Level for the one who is not an active participant is $150,000 and the denominator of the fraction given above remains at $10,000.

Deductible Contributions

If you satisfy the eligibility requirements described above, contributions to your IRA will be deductible up to the deduction limit whether or not you itemize deductions on your federal income tax return. IRA or SEP-IRA contributions must be made by no later than the time you are required to file your income tax return for such year (i.e., April 15 if you are a calendar-year taxpayer) not including extensions.

Under a SEP-IRA agreement, the maximum annual contribution which your employer may make to a SEP-IRA contract is 25% of your compensation, but not more than $40,000 in 2003 (as adjusted for
inflation).    Under certain circumstances an employee may elect
to have the employer make salary-reduction contributions to a SEP. For 2002, the maximum elective deferral is $11,000. However, a catchup contribution is allowed for individuals who have attained age 50. The maximum contribution limit is increased $1,000 to $12,000 for calendar year 2003. Employer contributions to a SEP-IRA are excludable from your gross income rather than being deductible.

If you or your employer should contribute more than the maximum contribution amount of your IRA or SEP-IRA, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP-IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, an excise tax will be imposed on the excess for the tax year of contribution. The excise tax is equal to 6% of the excess contributions.

Once the excise tax has been imposed, an additional excise tax for the following tax year can be avoided if the excess is:

    o  withdrawn before the end of the following year, or
    o  treated as a current contribution for the following year.

No deductible contribution to your traditional IRA nor employee salary-reduction contribution to your SEP-IRA may be made by you during or after the tax year in which you attain age 70 1/2.

Nondeductible Contributions

Even if you are above the Threshold Level and thus may not make a deductible contribution, you may still contribute up to the lesser of 100% of compensation or $3,000 (or $3,500 if you have attained age 50) to a traditional IRA. The amount of your contribution which is not deductible will be a nondeductible contribution to the IRA. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until taken out of your IRA and distributed to you.

If you make a nondeductible contribution to an IRA you must report the amount of the nondeductible contribution to the IRS by including Form 8606 as a part of your tax return for the year. There is a $50 penalty for failure to file Form 8606, titled "Nondeductible IRA and Coverdell ESAs."

You may make a $3,000 contribution at any time during the year, if your compensation for the year will be at least $3,000, (or $3,500 if you have attained age 50) without having to know how much will be deductible. When you fill out your tax return you may then figure out how much is deductible.

You may withdraw an IRA contribution made for a year any time before April 15 of the following year. If you do so, you must also withdraw the earnings attributable to that portion and report the earnings as income for the year for which the contribution was made. If some portion of your contribution is not deductible, you may decide either to withdraw the nondeductible amount, or to leave it in the IRA and designate that portion as a nondeductible contribution on your tax return.

No non-deductible contribution to your traditional IRA may be made by you during or after the tax year in which you attain age
70 1/2.

Spousal IRAs

Your spouse may make a contribution to a spousal IRA if he or she files a joint tax return with you and his or her gross income (if any) for the taxable year is less than yours. The maximum amount allowable as a contribution to the spousal IRA is limited to the lesser of (a) $3,000, and (b) the total of both spouses' gross income reduced by the amount, if any, contributed for your own IRA and your own Roth IRA. This means that the total contributions that can be made to your and your spouse's IRAs can be as much as $6,000 for the taxable year. However, a catchup contribution is allowed for your spouse if your spouse has attained age 50. If your spouse qualifies for the catchup contribution, your spouse's maximum contribution is increased $500 to $3,500 for calendar year 2003. Thus, the maximum contribution that can be made for you and your spouse's IRAs if you both have attained age 50 is $7,000 for the taxable year 2003.

The amount which your spouse may deduct for a spousal IRA is limited by application of the rules for active participation as described in "Eligibility Requirements," above.

You may not make a contribution to your traditional IRA for any tax year during which and after you attain age 70 1/2. Your spouse, however, may make contributions to his or her spousal IRA until the tax year in which he or she reaches age 70 1/2 if the other conditions mentioned in the previous paragraphs are met.

Rollover Contributions

Once every year, you are permitted to withdraw any portion of the value of your traditional IRA or SEP-IRA and reinvest it in another traditional IRA, a qualified plan, a Section 403(a) annuity, an eligible Section 457 governmental plan (provided it agrees to separately account for funds received from an eligible retirement plan) and another Section 403(b) annuity (TSA). Also, certain withdrawals made from such plans may be contributed to your traditional IRA. This transfer of funds from one traditional IRA to another eligible retirement plan is called a "rollover". To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in a traditional IRA or other eligible plan within 60 days after the date it is received. You will not be allowed a tax deduction for the amount of any rollover contribution. A direct transfer of funds from one IRA to another IRA or other eligible plan also is permitted.
 Such direct transfers are not limited to one per year.

A similar type of rollover can be made with the proceeds of a qualified distribution from a qualified retirement plan (including TSA and HR-10 plans). Distributions from tax-sheltered annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% federal income tax withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement permitted under the Internal Revenue Code.
 Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later rollover such a contribution to another qualified retirement plan as long as you have not mixed it with IRA or SEP-IRA contributions.

Premature Distributions

At no time can interest in your IRA or SEP-IRA be forfeited. To insure that your contributions will be used for your retirement, the federal tax law does not permit you to use your IRA or SEP-IRA as a security for a loan or borrow on your IRA or SEP-IRA. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP-IRA to anyone. Use of an IRA or SEP-IRA as security or assignment of it to another will invalidate the entire annuity. The portion attributable to your deductible contributions and all earnings will be includible in your income in the year it is invalidated and will be subject to a 10% penalty if you are not at least age 59 1/2 or totally disabled, or if you do not meet certain other limited exceptions. (You may, however, assign your IRA or SEP-IRA without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may surrender any portion of the value of your IRA or SEP-IRA. In the case of a surrender which does not qualify as a rollover, the amount withdrawn which is attributable to your deductible contributions and all earnings will be includible in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled, or if you do not meet certain other limited exceptions described in the following sentences. The 10% penalty does not apply to:

    o an amount equal to unreimbursed medical expenses in excess of 7.5% of your Adjusted Gross Income (AGI), or
    o amounts withdrawn to pay for medical insurance for you and your spouse and dependents if you have separated from employment and received unemployment compensation for at least 12 consecutive weeks, and the withdrawal is made in the year unemployment compensation is received or in the following year, or
    o  surrenders for "qualified higher education expenses," or
    o a withdrawal up to $10,000 which is a "qualified first-time home distribution."

Qualified higher education expenses include tuition, as well as room and board, fees, books, supplies and equipment required for enrollment or attendance at a post-secondary education institution. Such qualified higher education expenses may be incurred by you or your spouse, or any child or grandchild of you or your spouse. A qualified first-time home distribution is one which is used within 120 days to rebuild, build or buy your principal residence or the principal residence of your spouse, child, grandchild or ancestor in a situation in which you or your spouse did not have any ownership interest in a principal residence in the two years ending on the date of acquisition of the residence at issue.

There is no 10% penalty if the IRA distributions are in substantially equal amounts (at least annually) over your life or life expectancy, or the joint lives or life expectancies of you and your beneficiary, and there is no 10% penalty for payments due to your death.

The 10% penalty tax does not apply to the distribution of excess contributions if you receive such distribution on or before the due date (including extensions of time) for filing your tax return, you did not deduct such excess contribution, and you also received the net income attributable to such excess contribution.
 However, the net income must be reported and may be subject to the 10% penalty tax. Unless you are 59 1/2, totally disabled, or meet the limited exceptions mentioned in the previous paragraphs, a 10% penalty tax will be imposed on the part of an excess contribution greater than the maximum contribution limit which is withdrawn after your tax filing date.

Because nondeductible IRA contributions are made using income which has already been taxed (that is, they are not deductible contributions), the portion of the IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible IRA contributions, each distribution from your IRAs will consist of a nontaxable portion (return of nondeductible contributions) and a taxable portion (return of deductible contributions, if any, and account earnings).

The following formula is used to determine the nontaxable portion of your distributions for a taxable year:

Nondeductible Contributions Balance  X  Total Distributions =  Nontaxable Distribution
Year-end total of traditional            (for the year)           (for the year)
IRA account balances
 + distribution amount
 + outstanding rollovers

To compute the year-end total of traditional IRA account balances you treat all of your traditional IRAs as a single IRA. This includes all traditional IRAs, as well as SEP-IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

Distributions
A. Inadequate or Underdistributions-50% Tax
Your IRA or SEP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either receive a lump-sum distribution of your IRA or start to receive distribution payments by the April 1 of the calendar year following the calendar year in which you attain age 70 1/2. If you elect other than a lump-sum distribution, the distribution must begin not later than the commencement date previously stated, and for each succeeding year a distribution must be made on or before December 31. If the payments are not sufficient to meet the requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

B. Distribution Forms
By the required beginning date, you may elect to have the balance in the account disbursed in one of the following forms:
  o  a single sum payment;
  o  equal or substantially equal payments over your life;
  o equal or substantially equal payments over the lives of you and your designated beneficiary;
  o equal or substantially equal payments over a specified period that may not be longer than your life expectancy; or
  o equal or substantially equal payments over a specified period that may not be longer than the joint life and last survivor expectancy of you and your designated beneficiary.

C. Death Benefits
If you die before your entire interest is distributed, the entire remaining interest will be disbursed as follows:

  o If you die on or after disbursements have begun under B., the entire remaining interest must be disbursed at least as rapidly as elected under B.

  o If you die before disbursements have begun under B., the entire remaining interest must be disbursed as elected by you or, if you have not so elected, as elected by the beneficiary or beneficiaries, as follows:

     o by December 31st of the year containing the fifth anniversary of your death; or

     o in equal or substantially equal payments over a period no longer than the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31st of the year following the year of your death. If, however, the beneficiary is your surviving spouse, then this disbursement is not required to begin before December 31st of the year in which you would have turned 70 1/2.

The life expectancies described above will be calculated as of December 31 of the year following your death and will be reduced by one for each subsequent year for non-spouse beneficiaries. The life expectancy of a spouse beneficiary will be recalculated each subsequent year until the spouse's death. For each year after the year of the spouse's death, the spouse's remaining life expectancy will be reduced by one. If your spouse is your sole designated beneficiary on your death, such spouse may elect to be treated as you, the person originally establishing this IRA, or delay distributions until you would have reached age 70 1/2.

Prototype Status

The IRS reviewed the format of your IRA, and issued an opinion letter to us on May 19, 1986, stating that your IRA qualifies as a prototype IRA.

Reporting to the IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions, or 50% for distribution underpayments), you must file Form 5329 with the IRS. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

IRS regulations require us to report certain information to you with respect to the amount required to be distributed from your IRA for each calendar year after you attain age 70 1/2. (This reporting is not required with respect to IRAs of deceased owners. Also, this reporting is not required for Roth IRAs because there are no lifetime minimum distributions required for Roth IRAs.) These reporting requirements will take effect beginning with required minimum distributions for 2003.

In compliance with the regulations, we will furnish you with a statement of the amount of the required minimum distribution and the date by which such amount must be distributed. As an alternative, we may provide you with a statement that 1) informs you that a minimum distribution is required for the calendar year and the date by which such amount must be distributed and 2) includes an offer to furnish you, upon request, with a calculation of the amount of the required minimum distribution with respect to your IRA for that calendar year. Beginning with required minimum distributions for calendar year 2004, when we report this information to you we will also be required to report similar information to the IRS.

Part II.  SIMPLE-IRA

A SIMPLE-IRA is one that is issued in conjunction with your employer's "savings incentive match plan for employees" (SIMPLE-IRA plan) which meets the requirements of Section 408 (p) of the Internal Revenue Code (Code). You should consult with your employer concerning the actual provisions of the SIMPLE-IRA plan pertaining to participation requirements, the amount of employee and employer contributions and other SIMPLE-IRA plan provisions.
 The following discussion concerns your SIMPLE-IRA in place of the discussion concerning a traditional IRA or SEP-IRA in Part I, above or the discussion in Part III of Roth IRA, unless otherwise noted.

Contributions

Your SIMPLE-IRA will accept only a cash contribution made by an employer on your behalf under a SIMPLE-IRA plan that meets the requirements of Section 408(p) of the Code, and a rollover contribution or a transfer of assets from another SIMPLE-IRA of yours. No other contributions will be accepted.

Any refund of premiums (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the year of the refund, toward the payment of future premiums or the purchase of additional benefits.

Rollovers and Transfers

Prior to the expiration of the two-year period beginning on the date you first participated in any SIMPLE-IRA plan maintained by your employer, any rollover or transfer by you of funds from this SIMPLE-IRA must be made to another SIMPLE-IRA of yours. Any distribution of funds to you during this two-year period may be subject to a 25% additional tax as a premature distribution if you do not roll over the amount distributed into a SIMPLE-IRA. After the expiration of this two-year period, you may roll over or transfer funds to any of your IRAs that are qualified under
Section 408(a), (b) or (p) of the Code.

Premature Distributions, Distributions and Reporting to the IRS

Rules similar to those pertaining to SEP-IRAs as discussed in
Part I, above, in relation to premature distributions and distributions generally apply to your SIMPLE-IRA. See the section entitled "Reporting to the IRS" in Part I for an appropriate discussion of those requirements.

Prototype Status

The IRS reviewed the format of your SIMPLE-IRA and issued an opinion letter to us on September 26, 1997, stating that your Contract qualifies as a prototype SIMPLE-IRA.
Part III.  Roth IRA

A Roth IRA must meet the requirements of Section 408A of the Code. The following discussion concerns your Roth IRA in place of the discussion concerning a traditional IRA or SEP-IRA in Part I, or the discussion of the SIMPLE-IRA in Part II, above, unless otherwise noted.

Contributions

If your Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in
Section 408A(e) of the Code, it will accept only cash contributions and only up to a maximum amount of $3,000 for your 2003 tax year. (The aggregate amount of contributions for all of your Roth IRAs and traditional IRAs may not exceed $3,000.) If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted. Contributions may be made even after you attain age 70 1/2.

However, a catchup contribution is allowed for you if you have attained age 50. If you qualify for the catchup contribution, your maximum contribution limit is increased $500 to $3,500 for the calendar year 2003.

A Roth Conversion IRA is a Roth IRA that accepts only IRA
Conversion Contributions made during the same tax year.

IRA Conversion Contributions are amounts rolled over, transferred, or considered transferred from a non-Roth IRA to a Roth IRA. A non-Roth IRA is an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code, other than a Roth IRA.

Any refund of premiums (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the year of the refund, toward the payment of future premiums or the purchase of additional benefits.

Limitations on Contributions

The $3,000 (or $3,500 if you have attained age 50) limit described in the previous section is gradually reduced to $0 between certain levels of Adjusted Gross Income ("AGI"). If you are single, the limit on annual contributions is phased out between AGI of $95,000 and $110,000; if you are married and file jointly, between AGI of $150,000 and $160,000; and if you are married and file separately, between $0 and $10,000. You may not make an IRA Conversion Contribution during a tax year if your AGI for that year exceeds $100,000 or if you are married and file a separate return for that tax year. Roth IRA contributions must be made no later than the time you file your income tax return for that year (i.e., April 15, if you are a calendar year taxpayer) with no extensions.

If you should contribute more than the maximum contribution amount to your Roth IRA, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your Roth IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution. (See Reporting to the IRS in Part I, above.).

Tax Treatment of Contributions

No federal tax deduction is allowed for your contributions to a Roth IRA.

Required Distribution on Benefits (Required Only Upon Your Death)

(The term "designated beneficiary" means any individual designated as beneficiary by you.)

A. If you die before your entire interest is distributed and your surviving spouse is not your sole designated beneficiary, the entire remaining interest will at your election, or if you have not so elected, at the election of the designated beneficiary, either:

   (1) be distributed by December 31 of the year containing the fifth anniversary of your death; or
   (2) be distributed over the life expectancy of the designated beneficiary starting no later than December 31 of the year following your death.
       If distributions do not begin by the date described above, distribution method (1) will apply.

B. In the case of distribution method (A)(2) above, to determine the minimum annual payment for each year, divide your entire interest as of the close of business on December 31 of the preceding year, by the life expectancy of the designated beneficiary, using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence, and subtract one for each subsequent year.

C. If your spouse is your sole designated beneficiary on your death, such spouse may elect to be treated as you, the person originally establishing this Roth IRA, or delay distributions until you would have reached age 70 1/2.

Taxation of Distributions

A distribution from your Roth IRA is not includible in income if it is a "qualified distribution." A "qualified distribution" is one that is made after the first five years beginning with the first tax year in which you made a contribution to your Roth IRA, and which is made when you are at least age 59 1/2 or totally disabled or to your beneficiary or your estate upon your death or due to a qualified first-time home distribution. (See the discussion under the Premature Distributions section of Part I, above, concerning what a qualified first-time home distribution is.)

If a distribution from your Roth IRA is not a qualified distribution as described in the previous paragraph, it will be includible in your income to the extent that it is not treated as made from a contribution. This is determined by adding your current distribution to the total amount of all previous distributions and comparing this total with the amount of your contributions to your Roth IRA.

If, within the 5 year period starting with the year of a Conversion Contribution, any part of a withdrawal from this Roth
IRA is from the taxable part of an amount converted, the 10% tax on premature distributions applies, unless one of the exceptions applies.

For purposes of determining the correct tax treatment of withdrawals (other than the withdrawal of excess contributions and the earnings on them), the following rule sets forth the order of withdrawal:

    1. Regular contributions;
    2. Conversion Contributions, on a first-in-first-out basis, and then taken account of as the taxable portion first and then the nontaxable portion;
    3. Earnings on contributions.

As with a Traditional IRA, you may not use your Roth IRA as a security for a loan or borrow on your Roth IRA.


Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA, for example, going from a Roth IRA to a traditional IRA. This is called recharacterizing the contribution.

To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA.
It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. The contribution will not be treated as having been made to the second IRA unless the transfer includes any net earnings allocable to the contribution. After the transfer has taken place, you cannot change your election to recharacterize.

You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made. No deduction is allowed for the contribution to the first IRA and any net earnings transferred with the recharacterized contribution are treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent that any deduction was allowed with respect to the contribution to the first IRA.

Prototype Status

Your Roth IRA is deemed to meet the statutory requirement for a Roth IRA pursuant to IRS guidelines.



                   APPENDIX C - DISCLAIMERS

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Fund and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the index or data included in the index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index or any data included therein, or any security (or combination thereof) comprising the index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the index or any data or any security (or combination thereof) included therein.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "500," "S&P MidCap 400 Index," and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's. See further discussion in the Summit Fund prospectus.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc.(including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Union Central Life Insurance Company (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

This fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



                          APPENDIX D

The Contract in use through 2001, and still in use in Vermont and New York, is Union Central Form 2617. This contract form contains different provisions concerning contract ownership and death benefit payments. Below is the prospectus disclosure language that accompanied use of Form 2617.

The following definition of contract owner substitutes for the definition on page CA-4:

"Contract Owner ("You")-During the Annuitant's lifetime and prior to the Maturity Date, the person designated as the owner in the Contract or as subsequently changed. During the Pay-out Period, the Annuitant is the Contract Owner. After the Annuitant's death, the beneficiary is the Contract Owner. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not a Contract Owner."

The following provision substitutes for the language under "Annuity Benefit Payments" on pages CA-6 and 7:

"Annuity Benefit Payments

You can choose among a variety of types of fixed and variable annuity benefit payments to be made during the Pay-out Period.

If the Annuitant dies before the Maturity Date and the Annuitant was the Contract Owner or the Contract Owner is still living, then we will pay the beneficiary a death benefit equal to the greater of:

    o the Contract's accumulation value, or
    o the sum of all premiums paid less any amounts deducted in connection with partial surrenders."

The following provision substitutes for the language under "Death
Benefits" on pages CA-23 and 24:

"Death Benefits

If the Annuitant is the Contract Owner and dies during the Pay-in Period, or if the Annuitant dies during the Pay-in Period while the Contract Owner is living, then a death benefit will be paid to the Beneficiary. Subject to state insurance law, the death benefit will be the greater of:

    o the sum of all premiums paid less any amounts deducted in connection with partial surrenders, including any surrender charge associated with those partial withdrawals; or

    o the Contract's accumulation value on the date we receive Due Proof of Death.

This formula guarantees that the death benefit will at least equal the sum of all premiums paid (less any partial surrenders and surrender charges on such partial withdrawals), independent of the investment experience of Carillon Account.

If a Contract Owner who is not the Annuitant dies during the Pay-in Period and while the Annuitant is living, we normally will pay the Contract's accumulation value (measured as of the date we receive Due Proof of Death) to the Contract Owner's estate or to a successor Contract Owner. However, if the Contract Owner's spouse is the designated beneficiary under the Contract, that spouse will become the Contract Owner and no distribution will be required as a result of the death of the original Contract Owner.

If the Annuitant dies during the Pay-out Period, we will provide the death benefit, if any, contained in the particular annuity benefit option elected."